          As Filed with the Securities and Exchange Commission on April 28, 2005


                                                 Registration File No. 333-45592
                                                                       811-10121

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                            ------------------------
                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 5


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                 AMENDMENT NO. 6


                                 AMERICAN FAMILY
                               VARIABLE ACCOUNT II
                           (Exact Name of Registrant)

                     AMERICAN FAMILY LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              6000 American Parkway
                          Madison, Wisconsin 53783-0001
          (Complete Address of Depositor's Principal Executive Offices)

                             James F. Eldridge, Esq.
                     American Family Life Insurance Company
                              6000 American Parkway
                          Madison, Wisconsin 53783-0001
                (Name and Complete Address of Agent for Service)

                                    Copy to:
                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

     It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b) of Rule 485.


/X/ on May 1, 2005 pursuant to paragraph (b) of Rule 485.


/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

/ / on (date) pursuant to paragraph (a)(1) of Rule 485.

     If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Offered: Flexible Premium Variable Annuity Contracts.

                        American Family Securities, LLC


                      American Family Variable Account I
                      American Family Variable Account II

                                Privacy Policy

The members of the American Family Insurance Group are committed to earning and maintaining your trust. Keeping our customers' nonpublic personal information (Customer Information) secure and confidential is a top priority for all American Family employees, agents and their staff. This privacy notice, which is required by state and federal law, explains the privacy policies of the American Family Insurance Group of companies, which are listed above. This notice supercedes any other privacy notice you may have received from a member of the American Family Insurance Group, and its terms apply both to our current customers and to former customers as well.

How We Protect Your Customer Information
We will safeguard, according to strict standards of security and confidentiality, all Customer Information you share with us. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.

What Kind of Information We Collect
Our goal is to limit the collection and use of Customer Information to the minimum required to deliver our customers superior service and to administer our business. When you apply for a financial product or service, we collect personal information about you on application forms, such as your name, address, income, and occupation. In addition to the information we collect on these applications, information may also be collected from the following sources:

 . From your transactions with any of the American Family Insurance Group companies, such as account balances, securities holdings and payment histories;
 . From information we receive from consumer reporting agencies, such as your creditworthiness and credit history; and
 . From outside sources regarding their employment, credit or other relationship with you or to verify representations made by you, such as your employment history or loan balances.

Special Treatment of Medical Information
We may receive medical or health information about our customers, for example when a customer applies for insurance from us. If we do receive medical or health information about you, we will not share it among our family of companies or with any non-affiliated third party, except as necessary to maintain your accounts, process transactions, or provide services that you have requested or initiated.

How We Use this Information
Our primary purpose for collecting Customer Information from you is to provide you with the financial products and services you have requested.

Who Has Access to Customer Information
We do not share Customer Information with any non-affiliated third party except as described below.

 . The People and Companies that Make Up the American Family Insurance Group.
   It is our policy that only authorized American Family employees, agents and their staff who need to know your personal information will have access to it. American Family personnel who violate our privacy policy are subject to disciplinary action. As permitted by law, information obtained by any American Family company may be shared with other members of the American Family corporate family for authorized purposes, such as offering you other financial products and services.
 . Service Providers. We may disclose Customer Information to companies that provide services on our behalf, such as record keeping, data processing, and generating account statements. As permitted by law, we may disclose the information necessary for the service providers to perform these functions. These companies are required to protect it and use it solely for the purpose for which they received it.
 . Courts and Government Officials. If required by law, we may disclose
   Customer Information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Updating Your Information
To help us keep your Customer Information up-to-date and accurate, please contact your American Family agent if there is any change in your personal information.

                   This Notice is not part of the Prospectus

[LOGO] American Family
Variable Annuity
                                                                    May 1, 2005

Prospectus


Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the American Family Variable Annuity Contract (the "Contract").

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2005 (known as the "SAI"). For a free copy of the SAI, contact Us at:

American Family Life Insurance Company
Administrative Service Center
P.O. Box 1296
Greenville, SC 29602
1-888-428-5433 (toll free)

We have filed the SAI with the U.S. Securities and Exchange Commission ("SEC") and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.) The SAI's table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us. You may also read and copy these materials at the SEC's public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC's public reference room.

Variable annuity contracts involve certain risks, and you may lose some or all of your investment.

-- The investment performance of the portfolios in which the Subaccounts invest will vary.

-- We do not guarantee how any of the portfolios will perform.

-- The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.

-- Neither the U.S. Government nor any Federal agency insures your investment in the Contract.

American Family Variable
Annuity Contract

Flexible Premium Variable Annuity
issued by
American Family Life Insurance Company
through the
American Family Variable Account II

Home Office
    6000 American Parkway
    Madison, Wisconsin 53783-0001
    Telephone: (888) 428-5433

The American Family Variable Annuity Contract (the "Contract") currently has 10 funding choices--one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 9 Subaccounts. The Subaccounts invest in the following portfolios:

Federated Insurance Series
    Federated International Equity Fund II
    Federated Quality Bond Fund II

Fidelity Variable Insurance Products Fund
    Fidelity VIP Money Market Portfolio (Initial Class)
    Fidelity VIP Equity-Income Portfolio (Service Class 2)
    Fidelity VIP Growth Portfolio (Service Class 2)

    Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

    Fidelity VIP Growth & Income Portfolio (Service Class 2)
    Fidelity VIP Mid Cap Portfolio (Initial Class)


Vanguard Variable Insurance Fund

    Vanguard VIF Small Company Growth Portfolio


A prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission Has Not Approved or Disapproved the Contract or Determined That This Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.


[LOGO] American Family
Variable Annuity

          --------
           Table of Contents

--------------------------------------------------------------------------------


             Glossary.........................................  4
             Highlights.......................................  6
                  The Contract................................  6
                  How to Invest...............................  6
                  Cancellation--The 10 Day Free-Look Period...  6
                  Investment Options..........................  6
                  Transfers...................................  7
                  Automatic Asset Reallocation Program........  7
                  Dollar Cost Averaging Program...............  7
                  Access to Your Money........................  7
                  Death Benefit...............................  8
                  Fees and Charges............................  8
                  Settlement Options..........................  9
                  Federal Tax Status..........................  9
                  Inquiries...................................  9
             Fee Table........................................ 10
             Condensed Financial Information.................. 13
             About American Family Life Insurance Company
             and the Variable Account......................... 14
                  American Family Life Insurance Company...... 14
                  The Variable Account........................ 14
                  Portfolio Management Fees and Charges....... 17
                  Third Party Administrator................... 17
             The Accumulation Period.......................... 18
                  Purchasing a Contract....................... 18
                  Cancellation--The 10 Day Free-Look Period... 18
                  Designating Your Investment Options......... 18
                  Additional Premium Payments................. 19
                  Planned Premium Payments.................... 19

             Your Accumulation Value.......................... 20
                  Accumulation Value.......................... 20
                  Surrender Value............................. 20
                  Subaccount Accumulation Value............... 20
                  Accumulation Unit Value..................... 20
                  Fixed Account Accumulation Value............ 21

             Transfers Between Investment Options............. 22
                  Dollar Cost Averaging....................... 22
                  Automatic Asset Reallocation................ 23
                  Additional Limitations on Transfers......... 23
                  Telephone Transfers......................... 25
                  Transfer Fee................................ 25

             Access to Your Money............................. 26
                  Surrenders.................................. 26
                  Partial Surrenders.......................... 26
                  Systematic Withdrawal Plan.................. 26

--------------------------------------------------------------------------------


        Death Benefit...............................................  28
             Death Benefit Before the Annuity Commencement Date.....  28
             Death Benefit Payable..................................  28
             Death of the Annuitant.................................  28
             Death of Owner.........................................  28

        Fees and Charges............................................  30
             Mortality and Expense Risk Charge......................  30
             Asset-Based Administration Charge......................  30
             Partial Surrender Processing Fee.......................  30
             Transfer Fee...........................................  30
             Surrender Charge.......................................  30
             Annual Contract Fee....................................  31
             Portfolio Management Fees and Charges..................  31
             Premium Taxes..........................................  32
             Other Taxes............................................  32

        The Payout Period...........................................  33
             The Annuity Commencement Date..........................  33
             Settlement Options.....................................  33
             Determining the Amount of Your Income Payment..........  33
             Fixed Income Payments..................................  33

        The Fixed Account...........................................  35
             Fixed Account Transfers................................  35

        Investment Performance of the Subaccounts...................  36

        Voting Rights...............................................  37

        Federal Tax Matters.........................................  38
             Taxation of Non-Qualified Contracts....................  38
             Taxation of Qualified Contracts........................  39
             Federal Estate Taxes...................................  40
             Other Tax Issues.......................................  40
             Life Insurance Purchases by Residents of Puerto Rico...  40
             Our Income Taxes.......................................  40
             Possible Tax Law Changes...............................  40

        Other Information...........................................  41
             Payments We Make.......................................  41
             Modifying the Contract.................................  41
             Distribution of the Contracts..........................  41
             Legal Proceedings......................................  42
             Reports to Owners......................................  42
             Inquiries..............................................  42
             Financial Statements...................................  42

        Statement of Additional Information Table of Contents.......  43

        Appendix A--Condensed Financial Information................. A-1


[LOGO] American Family
Variable Annuity

          --------
           Glossary

--------------------------------------------------------------------------------

      For your convenience, We are providing a glossary of the special terms We use in this prospectus.

Accumulation Period
The period of time beginning on the Annuity Contract Date and ending on the earlier of:
-- the Annuity Commencement Date; or
-- the date this Contract terminates.

Accumulation Value
The amount during the Accumulation Period calculated as:
-- the Variable Account Accumulation Value; plus
-- the Fixed Account Accumulation Value.

Administrative Service Center
An office that provides administrative services and to which the Owner may direct inquiries as to Beneficiary and ownership changes, requests for surrenders, partial surrenders, and transfers. The address of the Administrative Service Center is P.O. Box 1296, Greenville, SC 29602.

American Family, We, Us, Our
American Family Life Insurance Company.

Annuitant
The person named as the proposed Annuitant on the Application or named as the Joint Annuitant, whose life determines the benefits payable.

Annuity Commencement Date
The date, unless later changed, on which We base the beginning date of the income payments.

Annuity Contract Date
The date shown on the Contract schedule that determines each:
-- Contract year;
-- Contract anniversary; and
-- Contract month.

Application
The form completed by the proposed Annuitant(s) and/or proposed Owner when applying for coverage under the Contract. This includes any amendments or endorsements or supplemental applications.

Attained Age
The Annuitant's age, at his/her nearest birthday.

Beneficiary
The person selected to receive the death benefit if an Owner dies before the Annuity Commencement Date or upon the death of the Annuitant.

Business Day

A day when the New York Stock Exchange is open for trading, except for the day after Thanksgiving, and any day that a Subaccount's corresponding investment option does not value its shares. Assets are valued at the close of the Business Day (typically 4:00 p.m. Eastern Time).


Death Benefit
The amount that We will pay upon the death of the Owner or the Annuitant.

Excess Interest
Any interest credited in addition to the guaranteed interest in the Fixed
Account.

Fixed Account
An account in which the Accumulation Value accrues interest at no less than the guaranteed minimum rate. The Fixed Account is part of Our General Account.

Fixed Account Accumulation Value
The amount under the Annuity Contract in the Fixed Account. Free-Look Period The period during which you may examine and return the Contract to Us at Our Administrative Service Center or the agent who sold the Contract and receive a refund. The length of the Free-Look Period varies by state.

Fund
An open-end diversified management investment company or unit investment trust in whose Portfolio a Subaccount invests.

4
   The American Family Variable Annuity Prospectus

--------------------------------------------------------------------------------


General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the General Account.

Home Office
Our office at 6000 American Pkwy, Madison, Wisconsin 53783-0001.

Income Payments
The amount that the proceeds or death benefit will provide when applied under a settlement option of this Contract. Payments can be made on a monthly, quarterly, semiannual or annual basis.

Issue Age
Annuitant's age on his/her birthday nearest the Annuity Contract Date.

Issue Date
The date that this Contract was issued.



Owner (you, your)
The person named in the Application as the Owner, unless later changed according to the conditions and provisions of this Contract. Planned Premium The amount shown on a schedule that the Owner requests to be billed, unless later changed.

Premium Tax
The amount of tax, if any, charged by a Federal, state, or other governmental entity on premium payments or contract values.

Proceeds
The amount We pay subject to the Contract's provisions:
-- upon the surrender or partial surrender of this Contract; or -- upon full or partial annuitization.


Remittance Processing Center


An address to which the Owner may send all premium payments after the initial premium payment. The address of the Remittance Processing Center is 6000 American Parkway, Madison, Wisconsin 53777-0001.


SEC
The Securities and Exchange Commission, a United States government agency.

Surrender Charge
The contingent deferred sales charge is an amount subtracted from the Accumulation Value during the first nine years after each premium payment date upon surrender or partial surrender of the Contract.

Surrender Value
An amount equal to: the Accumulation Value on the surrender date; minus any surrender charge, any applicable state premium tax and any portion of the annual contract fee due Us.

Valuation Period
The time between the close of business on a Business Day (typically 4:00 p.m. Eastern Time) and the close of business on the next Business Day.

Variable Account
American Family Variable Account II.

Variable Account Accumulation Value
The amount under the Contract in the Variable Account.

                                                                             5
[LOGO] American Family
Variable Annuity

          --------
           Highlights

--------------------------------------------------------------------------------


These highlights provide only a brief overview of the more important features of the Contract. More detailed information about the Contract appears later in this prospectus. Please read the remainder of this prospectus carefully.

The Contract

An annuity is a contract between you (the Owner) and an insurance company (American Family Life Insurance Company) in which you agree to make one or more payments to Us and, in return, We agree to pay a series of payments to you at a later date. The American Family Variable Annuity Contract is a special kind of annuity that is:

-- Flexible Premium--you may add premium payments at any time.

-- Tax-Deferred--you do not have to pay taxes on earnings until you take money out by surrender, partial surrender, or We make income payments to you, or We pay the death benefit.

-- Variable--you can direct your premium into any of nine Subaccounts. Each
   Subaccount invests exclusively in a single portfolio of a fund. The money you invest in the Subaccounts will fluctuate daily based on the performance of the portfolios. You bear the investment risk on the amounts you invest in the Subaccounts.

You can also direct money to the Fixed Account. Amounts in the Fixed Account earn interest annually at a fixed rate that is guaranteed by Us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the Fixed Account.

Like all deferred annuities, the Contract has two phases: the "accumulation" period and the "pay-out" period. During the accumulation period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-deferred until they are withdrawn. The payout period begins once you start receiving regular income payments from the Contract. The money you can accumulate during the accumulation period will directly determine the dollar amount of any income payments you receive.

This Contract cannot be offered in any state where it is not lawful to make such offer.

How to Invest

You may obtain a Contract application from your American Family agent who is also a registered representative. You may purchase the Contract with a single payment of $750 or more. In certain circumstances and subject to our sole discretion, We may accept lower initial premium payments. We will not issue a Contract if the Annuitant is older than age 80 on the issue date.


You can pay an additional premium of $50 or more if you authorize Us to draw on an account by check or electronic debit at any time before the Annuity Commencement Date. You must send all premium payments after the initial premium payment to Our Remittance Processing Center at 6000 American Parkway, Madison, Wisconsin 53777-0001.


We may limit the total premium(s) paid to Us during any Contract year.

Cancellation--The 10 Day Free-Look Period

You may return your Contract to Us for a refund within ten days after you receive it. In some jurisdictions, this period may be longer than ten days. Upon receipt, We will refund an amount equal to the Accumulation Value, without deduction for any Surrender Charge normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.

Investment Options

You may invest your money in any of 9 portfolios by directing it into the corresponding Subaccount. The portfolios available to you under the Contract are:

Federated Insurance Series
    Federated International Equity Fund II
    Federated Quality Bond Fund II
Fidelity Variable Insurance Products Fund
    Fidelity VIP Money Market Portfolio (Initial Class)
    Fidelity VIP Equity-Income Portfolio (Service Class 2)
    Fidelity VIP Growth Portfolio (Service Class 2)

6
   The American Family Variable Annuity Prospectus

--------------------------------------------------------------------------------


    Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

    Fidelity VIP Growth & Income Portfolio (Service Class 2)
    Fidelity VIP Mid Cap Portfolio (Initial Class)

Vanguard Variable Insurance Fund

    Vanguard VIF Small Company Growth Portfolio

Each Subaccount invests exclusively in shares of one portfolio of a fund. Each portfolio's assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in their own prospectuses that accompany this prospectus. The value of your investment in the Subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges We deduct.

Depending on market conditions, you can gain or lose money in any of the Subaccounts. We reserve the right to offer other investment choices in the future.

You may also direct your money to the Fixed Account and receive a guaranteed rate of return. Money you place in the Fixed Account will earn interest during the Contract year at a fixed rate that We guarantee to be no less than 3.0%.

Transfers

You have the flexibility to transfer assets within your Contract. At any time during the accumulation period and after the first 20 days following the date We issue the Contract, you may transfer amounts among the Subaccounts and between the Fixed Account and the Subaccounts. Certain restrictions apply.

-- Transfers from one or more Subaccounts to the Fixed Account, from the Fixed
   Account to one or more Subaccounts or among the Subaccounts must be at least $250 or the total Accumulation Value in the Subaccount(s) or Fixed Account, if less.

-- Only one transfer may be made from the Fixed Account each Contract year.

-- You may not transfer more than 25% of the Accumulation Value in the Fixed
   Account as of the date of transfer. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value.

You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year. Transfers made under the asset reallocation and dollar cost averaging programs do not count toward the 12 free transfers.

Automatic Asset Reallocation Program

Under the automatic asset reallocation program, We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Automatic asset reallocation is available only during the accumulation period. You cannot choose the Automatic Asset Reallocation Program if you are participating in the Dollar Cost Averaging Program.

Dollar Cost Averaging Program

The dollar cost averaging program permits you to systematically transfer (on a monthly, quarterly, semi-annual or annual basis) a set dollar amount from the Fidelity VIP Money Market Subaccount to the other Subaccounts. Dollar cost averaging is available only during the accumulation period. The minimum transfer amount is $250. You cannot choose the Dollar Cost Averaging Program if you are participating in the Automatic Asset Reallocation Program.

Access to Your Money

During the accumulation period, you may request a partial surrender of part of your Accumulation Value or you may also fully surrender the Contract and receive its Surrender Value.

Partial surrenders are subject to the following conditions:

-- the minimum amount you can withdraw is $250; and

-- you may not make a partial surrender if the withdrawal plus the surrender charge, and the partial surrender processing fee would cause the Accumulation Value to fall below $1,000.


                                                                             7
[LOGO] American Family
Variable Annuity

          --------
           Highlights (continued)

--------------------------------------------------------------------------------


Surrenders and partial surrenders may be subject to a surrender charge. In any Contract year, you may withdraw a portion of your Accumulation Value, called the free withdrawal amount, without incurring a surrender charge.

You may have to pay Federal income taxes and a penalty tax on any money you fully or partially surrender from the Contract.

Death Benefit

We will pay a death benefit on the death of the Annuitant or Owner before the Annuity Commencement Date.

The death benefit equals the greater of:

-- the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary's instructions on payment method at Our Administrative Service Center (We must receive payment instructions within 60 days of the date of death); or

-- the minimum death benefit. The minimum death benefit equals the sum of all premium payments, minus reductions for partial surrenders.

If the Annuitant or Owner is Attained Age 80 or older at the time of death, the death benefit is the Accumulation Value as determined above.

Fees and Charges

Mortality and Expense Risk Charge. We will deduct a daily mortality and expense risk charge from your Accumulation Value in the Subaccounts at an annual rate of 1.00%.

Asset-Based Administrative Charge. We will deduct a daily administrative charge from your Accumulation Value in each Subaccount at an annual rate of 0.15%.

Annual Contract Fee. We currently deduct an annual contract fee of $30 from your Accumulation Value on the last Business Day of each Contract year during the accumulation period, on the date when the Contract is surrendered, and on the Annuity Commencement Date. We guarantee this charge will not exceed $50. We currently waive deduction of the charge for Contracts whose Accumulation Value is over $20,000 on the date of assessment.

Transfer Fee. You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date.

Partial Surrender Processing Fee. For each partial surrender, We deduct a processing fee of 2% of the amount surrendered up to $25, from the remaining Accumulation Value.

Surrender Charge. During the accumulation period, you may withdraw all or part of your Surrender Value before the Annuitant's death. Certain withdrawals may be taken without payment of any surrender charge. Other withdrawals are subject to surrender charges.

We calculate the surrender charge from the date you made the premium payment(s) being withdrawn. The surrender charge applies during the entire nine year period following each premium payment, and will vary depending on the number of years since you made the premium payment(s) being withdrawn.

Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment):

                    1   2   3   4   5   6   7   8   9   10+

                    Surrender Charge:

                    8%  7%  6%  5%  4%  3%  2%  1%  1%   0

In determining surrender charges, We will treat your premium payments as being withdrawn in the order in which We received them--that is on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.

We do not assess a surrender charge on:

-- the death benefit;

-- on the withdrawal of premium payments you paid Us more than nine years ago;

-- on proceeds applied to a settlement option with a fixed payout period of at least five years;

-- on proceeds applied to a settlement option with a life contingency; or

-- on the free withdrawal amount.

8
   The American Family Variable Annuity Prospectus

--------------------------------------------------------------------------------


Each Contract year, after the first Contract year, you may withdraw the free withdrawal amount which is an amount equal to 10% of total premium payments minus any prior partial surrenders.

For information concerning compensation paid for the sale of the Contracts, See "Distribution of the Contracts."

Premium Taxes. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires Us to pay the tax. If applicable, We will make the deduction either: (a) from premium payments as We receive them, (b) from your Surrender Value upon surrender or partial surrender, (c) on the Annuity Commencement Date, or (d) upon payment of a death benefit.

Portfolio Management Fees and Charges. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.

Settlement Options

The Contract allows you to receive income payments under one of six fixed settlement options beginning on the Annuity Commencement Date you select if the Contract has been in force at least five years. The latest Annuity Commencement Date you may select is the Contract anniversary when the oldest Annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.

We will use your Accumulation Value (less any applicable premium taxes) on the Annuity Commencement Date to fund your income payments under the settlement option you choose.

Federal Tax Status

Generally, a Contract's earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified contract during the accumulation period, including a surrender or partial surrender payment, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the amount includable in income. The income payments you receive during the payout period are considered partly a return of your original investment so that part of each payment is not taxable as income until the "investment in the contract" has been fully recovered.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under a settlement option, death benefits are taxed in the same manner as income payments; if not received under a settlement option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a full surrender or partial surrender. Different tax consequences may apply for a qualified Contract. For a further discussion of the Federal tax status of variable annuity contracts, see "Federal Tax Status."

Inquiries

If you need additional information, please contact Us at:

    the Administrative Service Center
    P.O. Box 1296
    Greenville, SC 29602
    1-888-428-5433 (toll free)

                                                                             9
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Variable Annuity

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          --------
           Fee Table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that are payable at the time that you buy the Contract, surrender the Contract, or transfer Accumulation Value among the Subaccounts and the Fixed Account.


       Your Transaction Expenses            Guaranteed Maximum Charge              Current Charge

Sales Charge Imposed on Premium Payments               None                             None

Partial Surrender Processing Fee         2% of amount withdrawn up to $25 2% of amount withdrawn up to $25

Surrender Charge (as a percentage of
  your premium payment)/1/                              8%                               8%

Transfer Fee/2/                                        $25                              $25


/1/ We do not assess a surrender charge on death benefit payments or the free withdrawal amount. We do assess a surrender charge if you surrender your Contract, partially surrender its Surrender Value, or annuitize under the Contract in certain cases.
/2/ We waive the transfer fee for the first twelve transfers in a Contract Year. We assess a charge of $25 for the thirteenth and each additional transfer in a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the fees and expenses for each portfolio.

        Your Periodic Expenses         Guaranteed Maximum Charge Current Charge

Annual Contract Fee/3/                            $50                 $30

Variable Account Annual Expenses (as a
  percentage of average daily net
  assets in the Subaccounts)

  Mortality and Risk Charge                      1.00%               1.00%

  Administrative Expenses                        0.15%               0.15%
  Total Variable Account Annual
    Expenses                                     1.15%               1.15%

/3/ We will also deduct a pro rata portion of this fee on the Annuity Commencement Date or the date you surrender your Contract. We currently waive deduction of the charge for Contracts whose Accumulation Value is over $20,000 on the date of assessment.

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   The American Family Variable Annuity Prospectus

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--------------------------------------------------------------------------------


The next table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the fiscal year ended December 31, 2004. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

Annual Portfolio Operating Expenses


                                                                  Minimum Maximum

Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include management fees,
 distribution [and/or service] (12b-1) fees, and other
 expenses)/4/                                                      .29%    1.87%


/4/ For certain portfolios, certain expenses were voluntarily reimbursed or fees waived during 2004. It is anticipated that the voluntary expense reimbursement and fee waiver arrangements will extend at least until December 31, 2005, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:


                                                                                      Total Expenses    Net Total Expenses
                                                                                     (before voluntary (after voluntary fee
                                                             Advisory  Other   12b-1  fee waivers and      waivers and
                         Portfolio                             Fee    Expenses  Fee   reimbursements)    reimbursements)
Federated Insurance Series
  Federated International Equity Fund II/5/                   1.00%     .87%    N/A        1.87%              1.57%
  Federated Quality Bond Fund II/5,6/                          .60%     .37%    N/A         .97%               .70%
Fidelity Variable Insurance Products Fund
  Fidelity VIP Money Market Portfolio (Initial Class)          .20%     .09%    N/A         .29%               .29%
  Fidelity VIP Equity-Income Portfolio
   (Service Class 2)/7/                                        .47%     .11%   .25%         .83%               .82%
  Fidelity VIP Growth Portfolio (Service Class 2)/7/           .58%     .10%   .25%         .93%               .90%
  Fidelity VIP Contrafund(R) Portfolio (Service Class 2)/7/    .57%     .11%   .25%         .93%               .91%
  Fidelity VIP Growth & Income Portfolio
   (Service Class 2)                                           .47%     .13%   .25%         .85%               .85%
  Fidelity VIP Mid Cap Portfolio (Initial Class)/7/            .57%     .14%    N/A         .71%               .68%
Vanguard Variable Insurance Fund
  Vanguard VIF Small Company Growth Portfolio                  .44%     .02%    N/A         .46%               .46%



/5 /Although not contractually obligated to do so, the Advisers for Federated International Equity Fund II and Federated Quality Bond Fund II voluntarily waived certain amounts. Absent this voluntary waiver, the Total Annual Expenses during fiscal year ended December 31, 2004 for Federated International Equity Fund II and Federated Quality Bond Fund II would have been 1.87% and .97% respectively.



/6 /Although the Federated Quality Bond Fund II has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Federated Quality Bond Fund II did not pay or accrue a distribution (12b-1) fee during the fiscal year ended December 31, 2004. The Federated Quality Bond Fund II has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2005.



/7 /A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. These offsets may be discontinued at any time.


Examples

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, annual contract fee, mortality and expense risk charge, administrative charge and portfolio fees and expenses.

                                                                             11
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Variable Annuity

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           Fee Table (continued)

--------------------------------------------------------------------------------



Each Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.


Example 1

The first Example immediately below assumes the maximum fees and expenses of any of the portfolios as set forth in the Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.

(1)If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:


                        1 Year 3 Years 5 Years 10 Years
                        $1,105 $1,472  $1,942   $3,316



(2)If you decide to annuitize your Contract at the end of the applicable time period and surrender charges are deducted:



                        1 Year 3 Years 5 Years 10 Years
                        $1,105 $1,472  $1,942   $3,316



(3)If you decide not to surrender your Contract (Surrender charges are not deducted):



                        1 Year 3 Years 5 Years 10 Years
                         $305   $932   $1,582   $3.316


Example 2

The second Example immediately below assumes the minimum fees and expenses for any of the portfolios as set forth in the Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.

(1)If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:


                        1 Year 3 Years 5 Years 10 Years
                         $946   $995   $1,145   $1,713



(2)If you decide to annuitize your Contract at the end of the applicable time period and surrender charges are deducted:



                        1 Year 3 Years 5 Years 10 Years
                         $946   $995   $1,145   $1,713



(3)If you decide not to surrender your Contract (Surrender charges are not deducted):



                        1 Year 3 Years 5 Years 10 Years
                         $146   $455    $785    $1,713



The examples assume that you made no transfers. The examples also do not take into account any premium taxes. The examples reflect the annual contract fee of $30 as an annual charge of .1219% which We calculated by dividing the total annual contract fees we collected under the Contracts last year by the total average net assets for the Contracts.


12
   The American Family Variable Annuity Prospectus

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Please remember that the examples are simply illustrations and do not represent past or future expenses.
Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples. There is no assurance that any such waiver or expense reimbursement will continue for the period shown.

 Condensed Financial Information

Tables showing the accumulation unit information for each Subaccount of the Variable Account available under the Contract are presented in Appendix A--Condensed Financial Information.

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Variable Annuity

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           About American Family Life Insurance Company and the Variable Account

--------------------------------------------------------------------------------

American Family Life Insurance Company

We are a stock life insurance company. We were incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We established the Variable Account to support the investment options under the Contract and under other variable annuity contracts We may issue. Our General Account supports the Fixed Account option under the Contract.

We are a wholly owned subsidiary of Am Fam, Inc. Am Fam, Inc. is a downstream holding company and a wholly owned subsidiary of American Family Mutual Insurance Company ("American Family Mutual"). American Family Mutual is one of the leading property/casualty insurance companies in the United States with operations in seventeen states located primarily in the Midwest. American Family Mutual offers a broad line of insurance coverage to individuals and businesses, including automobile, accident and health, homeowners, farm owners, mobile homeowners, inland marine, burglary, commercial, personal and fire coverage.

The Variable Account

We established American Family Variable Account II as a separate investment account under Wisconsin law. We own the assets in the Variable Account and We are obligated to pay all benefits under the Contracts. We may use the Variable Account to support other variable annuity contracts We issue. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the Securities and Exchange Commission. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:

-- Federated Insurance Series

-- Fidelity Variable Insurance Products Fund

-- Vanguard Variable Insurance Funds

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our General Account. We may not use the Variable Account's assets to pay any of Our liabilities other than those arising from the Contracts. If the Variable Account's assets exceed the required reserves and other liabilities, We may transfer the excess to Our General Account. The Variable Account may include other Subaccounts that are not available under the Contracts and are not discussed in this prospectus.

-- If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts to allocations of premiums or Accumulation Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See "Other Information--Modifying the Contract."

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   The American Family Variable Annuity Prospectus

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          --------
           The Portfolios

--------------------------------------------------------------------------------


   The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the Securities and Exchange Commission.

   Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

   The following table summarizes each portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

        Portfolio                   Investment Objective and Investment Adviser
        ---------                   -------------------------------------------
Federated International   Investment Objective: Seeks total return on assets by
Equity Fund II            investing primarily in equity securities of companies based outside of the United States.
                          Investment Adviser: Federated Global Investment Manage-
                          ment Corp.
Federated Quality Bond    Investment Objective: Seeks to provide current income by
Fund II                   investing in a diversified portfolio of investment grade fixed income securities, consisting primarily of corporate debt
                          securities, U.S. government and privately issued mortgage
                          backed securities and U.S. Treasury and agency securities.
                          Investment Adviser: Federated Investment Management
                          Company.

Fidelity VIP Money Market Investment Objective: Seeks as high a level of current income
(Initial Class)           as is consistent with preservation of capital and liquidity. An investment in a money market fund is neither insured nor
                          guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low
                          interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.
                          Investment Adviser: Fidelity Management & Research
                          Company.

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Variable Annuity

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          --------
           The Portfolios (continued)

--------------------------------------------------------------------------------


Fidelity VIP Equity-Income        Investment Objective: Seeks reasonable income. The fund will
(Service Class 2)                 also consider the potential for capital appreciation by
                                  investing primarily in income-producing equity securities. In choosing these securities, the fund's goal is to achieve a yield which exceeds the composite yield on the securities
                                  comprising the Standard & Poor's 500 Index/SM/ (S&P 500(R)).
                                  Investment Adviser: Fidelity Management & Research
                                  Company.

Fidelity VIP Growth               Investment Objective: Seeks to achieve capital appreciation.
(Service Class 2)
                                  Investment Adviser: Fidelity Management & Research
                                  Company.
Fidelity VIP Contrafund(R)        Investment Objective: Seeks long-term capital appreciation.
(Service Class 2)
                                  Investment Adviser: Fidelity Management & Research
                                  Company.

Fidelity VIP Growth & Income      Investment Objective: Seeks high total return through a
(Service Class 2)                 combination of current income and capital appreciation.
                                  Investment Adviser: Fidelity Management & Research
                                  Company.
Fidelity VIP Mid Cap              Investment Objective: Seeks long-term growth of capital. The
(Initial Class)                   Portfolio normally invests at least 80% of its assets in
                                  securities of companies with medium market capitalizations.
                                  Investment Adviser: Fidelity Management & Research
                                  Company.

Vanguard VIF Small Company Growth Investment Objective: The Portfolio seeks long-term capital by investing primarily in small-capitalization stocks of
                                  companies that are considered to offer favorable prospects for growth and price appreciation.
                                  Investment Advisers: Granahan Investment Management, Inc.
                                  and Grantham, Mayo, Van Ottoloo & Co. LLC.


16
   The American Family Variable Annuity Prospectus

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These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Contract are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.

We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.25% and is based on a percentage of assets of the particular portfolios attributable to the Contract. Some advisers, administrators, or portfolios may pay Us more than others. American Family Securities, LLC, our wholly owned subsidiary broker-dealer, also receives a portion of the 12b-1 fees deducted from certain funds' portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios.

Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

Third Party Administrator

While American Family has overall responsibility for the administration of the Contracts, it has retained the services of Alliance-One Services, Inc. (the "Administrative Service Center"), pursuant to a Third Party Administration Agreement. Such administrative services include issuance of the Contracts and maintenance of Owner records. The Company compensates the Administrative Service Center for all fees and charges it incurs.

                                                                             17
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Variable Annuity

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           The Accumulation Period

--------------------------------------------------------------------------------


The accumulation period begins when We issue your Contract and continues until the Annuity Commencement Date. The accumulation period will also end if you surrender your Contract, or a death benefit is payable, before the payout period.

Purchasing a Contract

You may purchase a Contract with a premium payment of $750 or more. In certain circumstances and subject to our sole discretion, We may accept lower initial premium payments. The first premium payment is the only one We require you to make.

To purchase a Contract, you must complete an application and send it with your premium to Us at Our Home Office through one of Our authorized agents who is also a registered representative. Contracts may be sold to or in connection with retirement plans that qualify for special tax treatment.

If you are purchasing the Contract through a tax favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.

We will not issue you a Contract if the Annuitant is older than age 80 on the issue date.

Although We do not anticipate delays in Our receipt and processing of applications or premium payment requests, We may experience such delays to the extent agents fail to forward applications and premium payments to Our Home Office on a timely basis.

Cancellation--The 10 Day Free-Look Period

You have the right to cancel the Contract for any reason within 10 days after you receive it. In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must provide written notice of cancellation and return the Contract to Us at Our Administrative Service Center, or to the agent who sold it, before the end of the Free-Look Period. We deem the Free-Look Period to begin 10 days after We deliver you the Contract.

Upon exercise of your free-look right, We will refund an amount equal to the Accumulation Value, without deduction for any surrender charge normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.

Designating Your Investment Options

When you complete your application, you will give Us instructions on how to allocate your first premium payment among the nine Subaccounts and the Fixed Account. The amount you direct to a particular Subaccount and/or to the Fixed Account must be in whole percentages from 1% to 100% of the premium payment.

If your application is complete, American Family Securities LLC, the distributor of the Contracts, approves the application and your premium payment has been received at Our Home Office, We will issue your Contract within two business days of its receipt, and credit your initial premium payment to your Contract. We deem receipt to occur on a Business Day if We receive your properly completed application and premium payment at Our Home Office before 4:00 p.m. Eastern Time. If received on or after 4:00 p.m. Eastern Time, We deem receipt to occur on the following Business Day.

If your application is incomplete, We will contact you and seek to complete it within five business days. If We cannot complete your application within five business days after We receive it, We will return your premium payment, unless you expressly permit Us to keep it. We will credit the payment as soon as We receive all necessary application information. We regard American Family Securities' approval of any application, premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such application, payment or request.

The date We credit your initial premium payment to your Contract is the issue date. We allocate your initial premium payment among the Subaccounts and the Fixed Account according to your instructions.

We may reject any application or premium payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

18
   The American Family Variable Annuity Prospectus

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Additional Premium Payments

There are no requirements on how many premium payments to make. You determine the amount and timing of each additional premium payment, except that the premium payment must be at least $50. In certain circumstances and subject to our sole discretion, We may accept lower additional premium payments. You may make premium payments at any time until the earliest of: (a) the Annuity Commencement Date; (b) the date you surrender the Contract; or (c) the date you reach age 70 1/2 for qualified Contracts (other than Roth IRAs and rollovers and transfers).

We reserve the right not to accept an initial premium payment or total premium payments of $1,000,000 or more. The Tax Code may also limit the amount of premium payments you may make.

We will credit any additional premium payments you make to your Contract at the accumulation unit value next computed at the end of the Business Day on which We receive them at Our Money Processing Center at P.O. Box 7430, Madison, Wisconsin 53777. Our Business Day ends at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time). If We receive your premium payments at or after 4:00 p.m. Eastern Time, We will calculate and credit them as of the end of the next Business Day.

We will direct your premium payment to the Subaccounts and/or the Fixed Account according to your written instructions in effect at the time We receive it at Our Money Processing Center. You may change your instructions at any time by sending Us a written request or by telephone authorization. Changing your allocation instructions will not change the way existing Accumulation Value is apportioned among the Subaccounts or the Fixed Account.

Planned Premium Payments

You may elect to participate in Our planned premium payment program. Under this program, you will provide Us with a schedule showing the amount and frequency of any additional premium payments you intend to make under the Contract. Your minimum planned premium payment must be at least $50. We will forward to you an annual, semiannual or quarterly premium payment reminder notice. You are under no obligation to make premium payments in accordance with the schedule.

We reserve the right to limit the number and amount of any planned premiums payments.

The Accumulation Value in a Subaccount will vary with the investment performance of that Subaccount. You bear the entire investment risk for amounts you allocate to the Subaccounts. You should periodically review your premium payment allocation instructions in light of market conditions and your overall financial objectives.

If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

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Variable Annuity

           Your Accumulation Value

--------------------------------------------------------------------------------

Accumulation Value

The Accumulation Value serves as the starting point for calculating values under a Contract.

Accumulation Value:

-- Equals the sum of all values in the Fixed Account, and in each Subaccount;

-- Is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and

-- Has no guaranteed minimum amount and may be more or less than premiums paid.

Surrender Value

The Surrender Value is the amount We pay to you when you surrender your Contract. We determine the Surrender Value at the end of the valuation period when We receive your written surrender request.

Surrender Value at the end of any Business Day equals:

-- the Accumulation Value on the surrender date; minus

-- any surrender charge; minus

-- any state premium tax due; minus

-- any portion of the annual contract fee due.

Subaccount Accumulation Value

At the end of any valuation period, the Accumulation Value in a Subaccount is equal to the number of units in the Subaccount multiplied by the Accumulation Unit Value of that Subaccount.

The number of units in any Subaccount at the end of any Business Day equals:

-- the initial units purchased at the Accumulation Unit Value on the Issue
   Date; plus

-- units purchased with additional premium payments; plus

-- units purchased via transfers from another Subaccount or the Fixed Account;
   minus

-- units redeemed to pay for the annual contract fee; minus

-- units redeemed to pay for partial surrenders; minus

-- units redeemed as part of a transfer to another Subaccount or the Fixed
   Account.

Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into units. We determine the number of units We credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the valuation period. We determine a unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.

Accumulation Unit Value

We determine the Accumulation Unit Value for each Subaccount to reflect how investment performance affects the Accumulation Value. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the Accumulation Unit Value at the end of every valuation period is the Accumulation Unit Value at the end of the previous valuation period times the net investment factor, as described below.

The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, Accumulation Unit Value may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:

-- the portfolio net asset value, determined at the end of the current valuation period; plus

-- the amount of any dividend or capital gains distributions; plus or minus

-- the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by

-- the portfolio net asset value for the immediately preceding valuation period; minus

-- a daily charge for the mortality and expense risk and asset-based administrative charges.

The net investment factor may be greater or less than one.

20
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

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Fixed Account Accumulation Value

On the issue date, the Fixed Account Accumulation Value is equal to the net premiums allocated to the Fixed Account.

The Fixed Account Accumulation Value at the End of Any Business Day is Equal to:

-- the net premium(s) allocated to the Fixed Account; plus

-- any amounts transferred to the Fixed Account; plus

-- interest credited to the Fixed Account; minus

-- amounts deducted to pay for the annual contract fee; minus

-- amounts withdrawn from the Fixed Account; minus

-- amounts transferred from the Fixed Account to a Subaccount.

Interest will be credited to the Fixed Account on each Business Day as follows:

-- For amounts in the Fixed Account for the entire Contract year, interest will be credited from the beginning to the end of the Contract year.

-- For amounts allocated to the Fixed Account during the Contract year, interest will be credited from the date the net premium payment is allocated to the end of the Contract year.

-- For amounts transferred to the Fixed Account during the Contract year, interest will be credited from the date of the transfer to the end of the Contract year.

-- For amounts deducted or withdrawn from the Fixed Account during the Contract year, interest will be credited from the beginning of the Contract year to the date of deduction or withdrawal.

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Variable Annuity

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           Transfers Between Investment Options

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You may make transfers between and among the Subaccounts and the Fixed Account.
We will determine the amount you have available for transfers at the end of the valuation period when We receive your request at Our Administrative Service Center. The following features apply to transfers under the Contract:

-- You may request a transfer of up to 100% of the Accumulation Value from one
   Subaccount to another Subaccount or to the Fixed Account in writing or by phone (as states permit).

-- For transfers to the Fixed Account, you must transfer at least $250 or the total Accumulation Value in the Subaccount(s), if less than $250.

-- You may transfer amounts among the Subaccounts an unlimited number of times in a Contract year. For transfers among the Subaccounts, you must transfer at least $250 or the total accumulation value in the Subaccount(s) if less than $250.

-- We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date. Transfers due to dollar cost averaging or automatic asset reallocation do not count as transfers for the purpose of assessing the transfer fee. See "Transfers Between Investment Options--Dollar Cost Averaging" and "Transfers Between Investment Options--Automatic Asset Reallocation."

-- We consider each telephone or written request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

-- We process transfers based on unit values determined at the end of the Business Day when We receive your transfer request. This means that if We receive your telephone or written request for transfer prior to 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your telephone or written request for transfer at or after 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

Transfers from the Fixed Account:

-- You may make only one transfer per year from the Fixed Account to the Subaccounts.

-- You may not transfer more than 25% of the Accumulation Value in the Fixed
   Account as of the date of transfer. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value.

We reserve the right to revoke or modify the transfer privilege at any time.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program in the application or by completing an election form that We receive. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Fidelity VIP Money Market Subaccount into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Fidelity VIP Money Market Subaccount to your designated "destination accounts" in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must elect a period of time and place at least $1,000 in the Fidelity VIP Money Market Subaccount.

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   The American Family Variable Annuity Prospectus

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If you have elected dollar cost averaging, the program will start on the first
Business Day after the latest of:

the Contract Date; or

-- when the Accumulation Value of the Fidelity VIP Money Market Subaccount equals or exceeds the minimum amount stated above; or

-- the date requested.

Dollar cost averaging will end if:

-- We receive your written request to cancel your participation;

-- the Accumulation Value in the Fidelity VIP Money Market Subaccount is depleted; or

-- the specified number of transfers has been completed.

You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time. You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.

Automatic Asset Reallocation

We also offer an automatic asset reallocation program under which We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Accumulation Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.

To participate in the automatic asset reallocation program:

-- you must elect this feature in the Application or after issue by submitting an automatic asset reallocation request form to Our Administrative Service Center.

There is no additional charge for the automatic asset reallocation program. Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 "free" transfers allowed during each Contract year. You can end this program at any time.

Automatic asset reallocation will end if:

-- We receive your written request to terminate the program.

We may modify, suspend, or discontinue the automatic asset reallocation program at any time. You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.

Additional Limitations on Transfers

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the portfolios.

Frequent purchases and redemptions of shares of the portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the portfolio holds and the reflection of that change in the portfolio's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a portfolio at a price that does not reflect the current market value of the securities the portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the portfolios may increase brokerage and administrative costs of the portfolios, and may disrupt a portfolio's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect

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Variable Annuity

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           Transfers Between Investment Options (continued)

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long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.


If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:


-- limiting the frequency of transfers to not more than once every 30 days;

-- requiring you to make your transfer requests in writing through the U.S.
   Postal Service, or otherwise restricting telephone transfer privileges;

-- refusing to act on instructions of an agent acting under a power of attorney on your behalf; or

-- refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the portfolios.


Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.


We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding portfolio. If a portfolio's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the

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   The American Family Variable Annuity Prospectus

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policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners' transfer requests and apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.

In Our sole discretion, We may revise our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Telephone Transfers

You must notify Us on your application or otherwise in writing in a form acceptable to Us that you want the ability to make transfers by telephone. You may use your telephone to authorize a transfer from one Subaccount or the Fixed Account to another Subaccount or the Fixed Account, to change the allocation instructions for future investments, and/or to change automatic asset reallocation and dollar cost averaging programs.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If We follow such procedures We will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if We do not follow those reasonable procedures.

The procedures that We may follow for telephone transfers include:

-- providing you with a written confirmation of all transfers made according to telephone instructions;

-- requiring a form of personal identification prior to acting on instructions received by telephone; and

-- recorded instructions received by telephone.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours or your service provider's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.

Transfer Fee

We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per Contract year. Transfers you make pursuant to the automatic asset reallocation and dollar cost averaging programs do not count toward your 12 free transfers. See "Fees and Charges--Transfer Fee."

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Variable Annuity

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           Access to Your Money

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Surrenders

At any time before the Annuity Commencement Date, you may surrender your Contract for its Surrender Value.

The Surrender Value is equal to:

-- the Accumulation Value on the surrender date; minus

-- any applicable surrender charge; minus

-- any premium taxes not previously deducted; minus

-- any portion of the annual contract fee unless waived.

The Surrender Value will be determined at the unit value next determined as of the close of business on the Business Day We receive your written request for surrender at Our Administrative Service Center, unless you specify a later date in your request. If We receive your written request at or after the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the next Business Day. The Surrender Value will be paid in a lump sum unless you request payment under a settlement option. A surrender may have adverse Federal income tax consequences, including a penalty tax. See "Federal Tax Matters."

Partial Surrenders

Before the Annuity Commencement Date, you may request a partial surrender of part of your Surrender Value. Partial surrenders are subject to the following conditions:

-- the minimum amount you can withdraw is $250; and

-- you may not make a partial surrender if the withdrawal plus the surrender charge, partial surrender processing fee and any applicable premium tax charge would cause the Accumulation Value to fall below $1,000.

We will withdraw the amount you request from the Surrender Value as of the Business Day on which you request a partial surrender from Our Administrative Service Center, provided We receive your request before the close of Our Business Day, usually 4:00 p.m. Eastern Time. If We receive your request after the close of Our Business Day, We will make the withdrawal as of the next Business Day. We will then reduce your Accumulation Value by any applicable surrender charge, the partial surrender processing fee, any applicable premium tax charge plus the dollar amount We sent to you. If the amount of the partial surrender is $5,000 or more, your request must be in writing.

You may specify how much you wish to withdraw from each Subaccount and/or the Fixed Account. If you do not specify, or if you do not have sufficient assets in the Subaccounts or Fixed Account you specified to comply with your request, We will make the partial surrender on a pro rata basis from the Fixed Account and those Subaccounts in which you are invested. We will base the pro rata reduction on the ratio that the Accumulation Value in each Subaccount and the Fixed Account has to the entire Accumulation Value before the partial surrender.

Remember, any partial surrender you take will reduce your Accumulation Value, and may reduce the death benefit by the amount of the partial surrender plus any charges. See "Death Benefit."

Income taxes, tax penalties and certain restrictions may apply to any partial surrender you make.

Your right to surrender and make partial surrenders of a Qualified Contract is also subject to any restrictions imposed by applicable law or the terms of your employee benefit plan.

See "Fees and Charges--Surrender Charge" for an explanation of the surrender charges that may apply.

Systematic Withdrawal Plan

You can elect to receive regular payments from your Accumulation Value during the accumulation period by instructing Us to withdraw selected amounts from the Fixed Account or any of the Subaccounts. We will specify the terms of the withdrawal plan on your Application or make these withdrawals on a monthly, quarterly, semi-annual or annual basis as you direct. You must complete an enrollment form and send it to Our Administrative Service Center. You may terminate the systematic withdrawal plan at any time.

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There are some limitations to the systematic withdrawal plan:

-- withdrawals must be at least $100;

-- you must have a minimum balance at least equal to the amount you want to withdraw; and

-- We will deduct a surrender charge from any amount you withdraw in excess of your free withdrawal amount.

Income taxes and tax penalties may apply to the amount withdrawn. We may suspend or modify the systematic withdrawal plan at any time.

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           Death Benefit

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Death Benefit Before the Annuity
Commencement Date

We will pay a death benefit if the Annuitant dies before the Annuity Commencement Date. Assuming you are an Annuitant and you die (and there is no joint owner), your Beneficiary will receive the death benefit unless the Beneficiary is your surviving spouse and elects to continue the Contract. The death benefit is calculated at the close of the Business Day on which We receive written notice and due proof of death as well as properly completed required claim forms, at Our Administrative Service Center. If the Beneficiary elects to delay receipt of the death benefit, the amount of the death benefit payable in the future may be affected. If the deceased Annuitant was not an Owner (and all the Owners are individuals), the proceeds may be received in a lump sum or applied to any of the settlement options within one year of death. If the deceased Annuitant was an Owner (or if any Owner is not an individual), then death proceeds must be distributed in accordance with the Death of Owner provisions below. If We do not receive a request to apply the death benefit proceeds to a settlement option, We will make a lump sum distribution. We will generally pay lump sum death benefit payments within seven days after Our Administrative Service Center has received sufficient information to make the payment.

Death Benefit Payable

The death benefit equals the greater of:

-- the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary's instructions on payment method at Our Administrative Service Center (We must receive payment instructions within 60 days of the date of death); or

-- the minimum death benefit. The minimum death benefit equals the sum of all premium payments, minus reductions for partial surrenders.

Upon payment of the death benefit, the Contract will terminate.

If the Annuitant or Owner is Attained Age 80 or older at the time of death, the death benefit is the Accumulation Value as determined above.

Death of the Annuitant

1. If the Annuitant dies prior to the Annuity Commencement Date, We will pay the death benefit as provided above.

2. If the Annuitant dies after the Annuity Commencement Date but before all of the proceeds payable under the Contract have been distributed, We will pay the remaining proceeds to the Beneficiary(ies) under the method of payment in effect at the time of the Annuitant's death, unless the Beneficiary elects to receive the discounted Value of any remaining payments in a lump sum.

Death of Owner

If any Owner of the Contract dies before the Annuity Commencement Date, the following applies:

-- If the new Owner is the deceased Owner's spouse, the Contract will continue, treating the spouse of the deceased Owner as the new Owner and, if the deceased Owner was also the Annuitant, the deceased Owner's spouse will also be the Annuitant.

-- If the new Owner is someone other than the deceased Owner's spouse, the entire interest in the Contract must be distributed to the new Owner:

       within five years of the deceased Owner's death or

       over the life of the new Owner, or over a period not extending beyond the life or the life expectancy of the new Owner, as long as payments begin within one year of the deceased Owner's death.

If the deceased Owner was the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Beneficiary.

If the deceased Owner was not the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Annuitant.

If the new Owner dies after the deceased Owner but before the entire interest has been distributed, any remaining distributions will be to the new Owner's estate.

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If any Owner dies on or after the Annuity Commencement Date, but before all proceeds payable under this Contract have been distributed, the Company will continue payments to the Annuitant (or, if the deceased Owner was the Annuitant, to the Beneficiary) under the payment method in effect at the time of the deceased Owner's death.

If any Owner of this Contract is not an individual, the death of any Annuitant shall be treated as the death of an Owner.

In all events, death benefit distributions will be made from the Contract in accordance with Section 72(s) of the Internal Revenue Code of 1986, as amended.

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Variable Annuity

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           Fees and Charges

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We make certain charges and deductions under the Contract. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.

Services and Benefits We Provide:

-- the death benefit under the Contract

-- investment options, including premium payment allocations

-- administration of elective options

-- the distribution of reports to Owners

Costs and Expenses We Incur:

-- costs associated with processing applications, and with issuing and administering the Contract

-- overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Contracts

-- other costs of doing business, such as collecting premium payments, maintaining records, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risk We Assume:

-- that the costs of providing the services and benefits under the Contracts exceed the charges We deduct

Mortality and Expense Risk Charge

As compensation for assuming mortality and expense risks, We deduct a daily mortality and expense risk charge from your assets in the Subaccounts. The charge is equal, on an annual basis, to 1.00% of the average daily net assets you have invested in the Subaccounts.

The mortality risk We assume is that Annuitants may live for a longer period of time than estimated. The mortality risk that We assume also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that We assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from the mortality and expense risk charge to pay the costs of distributing the Contracts.

Asset-Based Administrative Charge

We deduct a daily asset-based administrative charge from each Subaccount to help reimburse Us for Our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.15% of your average daily net assets in the Subaccounts. This charge is designed to help compensate Us for the cost of administering the Contracts and the Variable Account.

Partial Surrender Processing Fee

For each partial surrender, We deduct a processing fee of 2% of the amount withdrawn up to $25, from the remaining Accumulation Value to help reimburse Us for the administrative costs of processing partial surrenders.

Transfer Fee


A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract year. Any unused free transfers do not carry over to the next Contract year. Each written or telephone request would be considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Transfers you make through Our automatic asset reallocation and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.


Surrender Charge

We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to Us. However, We will deduct a surrender charge, if applicable, if you surrender your Contract or partially surrender Accumulation Value before the Annuity Commencement Date. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.

As a general rule, the surrender charge equals a percentage of the premium payments withdrawn that: (a) We have held for less than nine years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire nine year period following each premium payment. The applicable per-

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centage depends on the number of years since you made the premium payment being withdrawn, as shown on this chart:

Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment)

                    1   2   3   4   5   6   7   8   9   10+

                    Surrender Charge Percentage

                    8%  7%  6%  5%  4%  3%  2%  1%  1%    0

In determining surrender charges, We will deem premium payments to be surrendered in the order in which they were received--that is, on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.

Because surrender charges are based on the date each premium payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier.

When you request a partial surrender, you will be sent a check in the amount you requested, less applicable tax withholding. If a surrender charge applies, your Accumulation Value will be reduced by the dollar amount We send you, plus the surrender charge, the partial surrender processing fee and any applicable premium tax charge. The deductions will be made pro rata from all Subaccounts and the Fixed Account in which the Contract is invested based on the remaining Accumulation Value in each Subaccount and the Fixed Account, unless you request otherwise.

Free Withdrawal Amount

Each Contract year, after the first Contract year, you may withdraw a portion of your Accumulation Value without incurring a surrender charge. This amount is called the free withdrawal amount. The free withdrawal amount is an amount equal to 10% of total premium payments minus any prior partial surrenders.

We do not assess a surrender charge on proceeds applied to a settlement option with a fixed pay-out period of at least five years or on a settlement option with a life contingency. You may also withdraw, free of surrender charge, any premium payment that has been held by Us for more than nine years.

We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months.

Annual Contract Fee

At the end of each Contract year before the Annuity Commencement Date, We will deduct an annual contract fee of $30 from your Accumulation Value as partial reimbursement for Our administrative expenses relating to the Contract. We will deduct the fee from each Subaccount and the Fixed Account based on the proportion that the Accumulation Value in each Subaccount and the Fixed Account bears to the total Accumulation Value. We will also deduct a pro rata portion of this charge on the Annuity Commencement Date, or the date you surrender the Contract. We guarantee this charge will not exceed $50.

We will not deduct this fee after income payments have begun. We also currently waive deduction of the charge for Contracts whose Accumulation Value is more than $20,000 on the date of assessment.

Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.

We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to .25% and is based on a percentage of assets of the particular portfolios attributable to the Contract. Some advisers, administrators, or portfolios may pay Us more than others. American Family Securities, LLC, our wholly owned subsidiary broker-dealer also receives a portion of the 12b-1 fees deducted from certain funds' portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios.

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           Fees and Charges (continued)

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Premium Taxes

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, We will deduct the cost of such taxes from the Accumulation Value of your Contract either:

-- from premium payments as We receive them,

-- from Accumulation Value upon surrender or partial surrender,

-- on the Annuity Commencement Date, or

-- upon payment of a death benefit.

Other Taxes

Currently, no charge is made against the Variable Account for any Federal, state or local taxes (other than premium taxes) that We incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

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           The Payout Period

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The Annuity Commencement Date

The Annuity Commencement Date is the day that the payout period begins under the settlement option you have selected. If you own a Contract that is not a qualified Contract, you must select the Annuity Commencement Date on which you will begin to receive income payments. The Annuity Commencement Date can be no earlier than the fifth Contract anniversary and can be no later than the Contract anniversary when the oldest Annuitant is age 95.

In the case of an IRA that satisfies Tax Code section 408, the Annuity Commencement Date must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the Annuity Commencement Date for Roth IRAs can be no later than age 95.

Settlement Options

You must choose a settlement option on or before the Annuity Commencement Date. The settlement option you select will affect the dollar amount of each income payment you receive. You may select or change your settlement option on or before the Annuity Commencement Date while the Annuitant is living by sending a written request signed by you and/or your Beneficiary, as appropriate, to Our Administrative Service Center. You may choose one of the settlement options described below or any other settlement option being offered by Us as of the Annuity Commencement Date. The settlement options We currently offer provide for fixed income payments.


Your Beneficiary may also choose a lump sum payment under a Flexible Settlement Account. The Flexible Settlement Account is similiar to a checking account except that it is not insured by the FDIC or any other government agency. The Flexible Settlement Account is part of Our General Account and is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Flexible Settlement Account. We pay interest on proceeds held in the Flexible Settlement Account as required by state law.


You may elect to receive income payments on a monthly, quarterly, semi-annual or annual basis depending upon the settlement option you choose. If you do not specify the frequency of payment, We will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to Our agreement) and will be based on the payment frequency you selected measured from the Annuity Commencement Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and settlement option you select.

If you do not select a settlement option by the Annuity Commencement Date, We will apply the Accumulation Value under the Fixed Period and Life settlement option, with a ten year guaranteed period of payments, as described below.

A Beneficiary may have the death benefit paid as an annuity under one of the settlement options.

Determining the Amount of Your Income Payment

On the Annuity Commencement Date, We will use the Surrender Value to calculate your income payments under the settlement option you select. The Surrender Value is your Accumulation Value minus any applicable surrender charges, annual contract fee, and premium tax charge.

For qualified Contracts, distributions must satisfy certain requirements specified in the Tax Code.

Fixed Income Payments

Fixed income payments are periodic payments that We make to the Annuitant. The amount of the fixed income payment is fixed and guaranteed by Us.

The amount of each payment depends on:

-- the form and duration of the settlement option you choose;

-- the age of the Annuitant;

-- the gender of the Annuitant (if applicable);

-- the amount of your Surrender Value on the Annuity Commencement Date; and

-- the applicable guaranteed annuity tables in the Contract.

The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of

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Variable Annuity

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           The Payout Period (continued)

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3.5%. We may, in Our sole discretion, make income payments in an amount based on a higher interest rate.

Available Settlement Options:

Fixed Period. We will make equal periodic payments for a fixed period not less than five years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a single sum payment or another fixed settlement option with a lesser fixed period.

Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

Fixed Amount. We will make equal periodic payments of a definite amount. The amount of each payment must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

If your Contract is a Qualified Contract, the fixed amount option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Joint and Survivor Lifetime Income. We will make equal periodic payments to two payees for a guaranteed minimum of 10 years. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Installment Refund. Payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of the proceeds or death benefit applied. If the payee dies before the guaranteed payments have been made, the remaining payment will be paid to the Beneficiary.

Lifetime--No Refund. Payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.

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          --------
           The Fixed Account

--------------------------------------------------------------------------------

You may allocate some or all of your premium payments and transfer some or all of your Accumulation Value to the Fixed Account. The Fixed Account is part of Our General Account. We own the assets in the General Account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. Subject to applicable law, We have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account value will not share in the investment performance of Our General Account.

Our current practice is that each Contract year, We, in Our sole discretion, intend to establish a current interest rate that will be credited daily to amounts held in the Fixed Account for the duration of the Contract year. For each amount allocated or transferred to the Fixed Account, We apply the current interest rate to the end of the Contract year. At the end of the Contract year, We reserve the right to declare a new current interest rate on this amount and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.

Fixed Account Transfers

General

A transfer charge of $25 will be imposed for the 13th and each subsequent request you make to transfer Accumulation Value from one or more Subaccounts to the Fixed Account (or to one or more Subaccounts) during a single Contract year before the Annuity Commencement Date.

Before the Annuity Commencement Date, you may make one transfer each Contract year from the Fixed Account to one or more of the Subaccounts.

Payment Deferral

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date We receive your written request at Our Administrative Service Center. During such deferral, We will continue to credit interest at the current guaranteed interest rate(s) for the Fixed Account.

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           Investment Performance of the Subaccounts

--------------------------------------------------------------------------------

The Company periodically advertises performance of the Subaccounts and portfolios. We may disclose at least four different kinds of performance.

First, We may disclose standard total return figures for the Subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, the annual contract fee and the surrender charge. These figures are based on the actual historical performance of the Subaccounts since their inception.

Second, We may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

Third, We may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although We may not deduct the surrender charge in some cases. Such adjusted historic performance includes data that precedes the inception dates of the Subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, We may include in Our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

In advertising and sales literature (including illustrations), the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the Variable Account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information including the effect of systematic investments and tax-deferred compounding on a Subaccount's investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.

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           Voting Rights

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We are the legal owner of the portfolio shares held in the Subaccounts.
However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, We believe that current law requires Us to solicit you and other Contract Owners as to how We should vote the portfolio shares held in the Subaccounts. If We determine that We no longer are required to solicit your votes, We may vote the shares in Our own right.

When We solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the Subaccount invests. It may include fractional shares. Before the Annuity Commencement Date, you hold a voting interest in each Subaccount to which the Accumulation Value is allocated. If you have a voting interest in a Subaccount, you will receive proxy materials and reports relating to any meeting of shareholders of the portfolio in which that Subaccount invests.

If We do not receive timely voting instructions for portfolio shares, We will vote those shares in proportion to the voting instructions We receive. Instructions We receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how We determine the number of your votes, see the SAI.


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           Federal Tax Matters

--------------------------------------------------------------------------------


The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

We believe that Our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading "Tax Status of the Contracts."

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA or SIMPLE IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract's accumulation value generally will be treated as a distribution.) When annuity payments begin, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the Owner reaches age 59 1/2, dies or is disabled; otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

Taxation of Non-Qualified Contracts

Non-Natural Person

If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals

When a withdrawal (including systematic Payments) from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the contract at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.

Penalty Tax on Certain Withdrawals

In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

-- made on or after the taxpayer reaches age 59 1/2;

-- made on or after the death of an Owner;

-- attributable to the taxpayer's becoming disabled; or

-- made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Income Payments

Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined

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   The American Family Variable Annuity Prospectus

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when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a settlement option, they are taxed in the same way as income payments.

Transfers, Assignments or Exchanges of a Contract

A transfer or assignment of ownership of a Contract, the designation of certain Annuitants, the selection of certain Annuity Commencement Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Withholding

Annuity distributions are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts

All non-qualified deferred annuity contracts that are issued by Us (or affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

Further Information

We believe that the contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Annuities (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of a specified annual amount or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a specified annual amount. The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10%

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           Federal Tax Matters (continued)

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penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Other Tax Issues

Qualified Contracts generally have minimum distribution rules that govern the timing and amount of distributions. Roth IRAs do not require distributions before death. You should consult a tax advisor for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner's Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Our Income Taxes

At the present time, We make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that We incur that may be attributable to the investment divisions (that is, the Subaccounts) of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that We determine is attributable to the investment divisions of the Variable Account or the Contracts.

To the extent permitted by Federal tax law, We may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

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           Other Information

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Payments We Make

We usually pay the amounts of any surrender, partial surrender, or death benefit within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:

-- the New York Stock Exchange is closed, other than for customary weekends and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

-- the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

-- the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.

If you have submitted a check or draft to Our Administrative Service Center, We have the right to defer payment of surrenders, partial surrenders, the death benefit, or payments under a settlement option until the check or draft has been honored.

If mandated under applicable law, We may be required to block an Owner's account and thereby refuse to pay any requests for transfers, partial surrenders, surrenders or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner's account to government regulators.

Modifying the Contract

Any modification or waiver of Our rights or requirements under the Contract must be in writing and signed by Our President, one of Our Vice Presidents, Our Secretary or Our Assistant Secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Contract.

Upon notice to you, We may modify the Contract:

-- to conform the Contract, Our operations, or the Variable Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, Our Company, or the Variable Account is subject;

-- to assure continued qualification of the Contract under the Code or other
   Federal or state laws relating to retirement annuities or variable annuity contracts;

-- to reflect a change in the Variable Account's operation; or

-- provide additional investment options.

If We modify the Contract, We will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, We reserve the right to amend the provision to conform with these laws.

Distribution of the Contracts


We have entered into a distribution agreement with our affiliate, American Family Securities LLC (the "Distributor"), for the distribution and sale of the Contracts. Pursuant to this agreement, the Distributor serves as principal underwriter for the Contracts, and offers the Contracts through its registered representatives. We pay commissions to Distributor for sales of the Contracts by its registered representatives. The Fidelity Variable Insurance Products Fund makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Service Class 2 Fund shares. These payments equal on an annual basis 0.25% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor's registered representatives is not affected by the Subaccounts you select. The Distributor's registered representatives receive no benefit from recommending one Subaccount over another.


The maximum commission payable for Contract sales is 3.75% of premium payments. This commission may be returned if the Contract is not continued through the first Contract year. The entire amount of the sales commissions is passed through the Distributor to the registered representative who sold the Contract and to his or her manager. American Family pays Distributor's operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and all other expenses of distributing the Contracts.

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           Other Information (continued)

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We will pay newly-hired registered representatives who have not yet established a client base an amount exceeding their earned commissions for a 5-year period of time. The amount is based on the registered representatives' particular circumstances. After the end of the 5-year period, registered representatives are required to repay a specified percentage of the total amount they receive. Registered representatives whose association with us terminates prior to the end of the 5-year period are not required to repay any portion of the amount received.



Because registered representatives of the Distributor are also Our agents, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that We offer, such as conferences, trips, prizes, awards, occasional tickets to sporting events, the theatre, or similar types of entertainment. In addition, Distributor's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. Distributor's registered representatives and managers may receive other payments from Us for the recruitment and training of personnel, production of promotional literature and similar services.


Commissions and other incentives and payments described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

Legal Proceedings

Like other life insurance companies, We are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. While it is not possible to predict the outcome of such matters with absolute certainty, We believe that the ultimate disposition of these proceedings should not have a material adverse effect on the the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Contract. In addition, We are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Variable Account.

Reports to Owners

We will mail a report to you at least annually at your last known address of record. The report will state the Accumulation Value (including the Accumulation Value in each Subaccount and the Fixed Account), the Surrender Value, any activity since the last report (e.g., premium payments, partial surrenders and interest credited to the Fixed Account) and any further information required by any applicable law or regulation.

Inquiries

Inquiries regarding your Contract may be made by calling or writing to Us at Our Administrative Service Center.

Financial Statements


Our audited balance sheets as of December 31, 2004 and 2003, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004, as well as the Report of Independent Registered Public Accounting Firm are contained in the SAI. Likewise, the audited balance sheet for the Variable Account as of December 31, 2004 and the related statements of operations and changes in net assets for the years or periods indicated as well as the related Report of Independent Registered Public Accounting Firm, are contained in the SAI. Our financial statements should be considered only as bearing on Our ability to meet Our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


42
   The American Family Variable Annuity Prospectus

          --------
           Statement of Additional Information
           Table of Contents

--------------------------------------------------------------------------------


The SAI contains additional information about the Contract and the Variable Account. You can obtain the SAI (at no cost) by writing to Us at the address shown on the front cover or by calling 1 (888) 428-5433. The following is the Table of Contents for the SAI.

                           Table of Contents

       Additional Contract Provisions...............................  3
            The Contract............................................  3
            Assignment..............................................  3
            Incontestability........................................  3
            Incorrect Age or Gender.................................  3
            Nonparticipation........................................  3
            Tax Status of the Contracts.............................  3

       Calculation of Subaccount and Adjusted Historic
       Portfolio Performance Data...................................  4
            Money Market Subaccount Yields..........................  4
            Other Subaccount Yields.................................  6
            Average Annual Total Returns for the Subaccounts........  7
            Non-Standard Subaccount Total Returns...................  7
            Adjusted Historic Portfolio Performance Data............  8
            Effect of the Annual Contract Fee on Performance Data...  8

       Historic Performance Data....................................  8
            General Limitations.....................................  8
            Time Periods Before the Date the Variable
            Account Commenced Operations............................  8

       Addition, Deletion or Substitution of Investments............  9
            Resolving Material Conflicts............................  9

       Voting Rights................................................  9

       Safekeeping of Variable Account Assets.......................  9

       Distribution of the Contracts................................ 10

       Legal Matters................................................ 10

       Experts...................................................... 10

       Other Information............................................ 11

       Financial Statements.........................................

                                                                             43
[LOGO] American Family
Variable Annuity

           Appendix A - Condensed Financial Information

--------------------------------------------------------------------------------


The Variable Account commenced operations on May 10, 2001. The information presented below reflects the accumulation unit information for the Subaccounts for each period specified below ending on December 31./1/


                                            Accumulation Accumulation  Number of
                                             Unit Value   Unit Value   Units at
                                            at Beginning    at End      End of
Subaccount                                   of Period    of Period     Period
Federated Quality Bond Fund II
  2001                                         10.00        10.40        64,107.30
  2002                                         10.40        11.24       179,377.39
  2003                                         11.24        11.62       366,127.40
  2004                                         11.62        11.91       774,387.80
Federated International Equity Fund II
  2001                                         10.00         7.89        57,761.19
  2002                                          7.89         6.02       206,722.96
  2003                                          6.02         7.85       493,861.32
  2004                                          7.85         8.85     1,086,945.63
Fidelity VIP Growth Portfolio
  2001                                         10.00         8.83        38,011.62
  2002                                          8.83         6.08       131,543.64
  2003                                          6.08         7.97       295,387.36
  2004                                          7.97         8.12       857,577.55
Fidelity VIP Equity-Income Portfolio
  2001                                         10.00         9.38        54,780.40
  2002                                          9.38         7.68       158,401.48
  2003                                          7.68         9.87       337,348.40
  2004                                          9.87        10.86       579,566.51
Fidelity VIP Contrafund(R) Portfolio
  2001                                         10.00         9.55        23,099.31
  2002                                          9.55         8.54        65,283.21
  2003                                          8.54        10.82       132,396.60
  2004                                         10.82        12.32       285,287.04
Fidelity VIP Growth and Income Portfolio
  2001                                         10.00         9.42        40,584.36
  2002                                          9.42         7.74       130,151.16
  2003                                          7.74         9.45       293,655.74
  2004                                          9.45         9.85       782,936.37
Fidelity VIP Money Market Portfolio
  2003                                         10.00         9.99       138,504.71
  2004                                          9.99         9.99       359,457.31
Fidelity VIP Mid Cap Portfolio
  2004                                         10.00        12.15       402,527.14
Vanguard VIF Small Company Growth Portfolio
  2004                                         10.00        11.09        82,453.45



/1/ The Fidelity VIP Mid Cap Subaccount and the Vanguard VIF Small Company Growth Subaccount commenced operations on June 1, 2004.


A-1
   The American Family Variable Annuity Prospectus

Summary of the American Family Securities, LLC (AFSLLC) Business Continuity Plan

Purpose

The purpose of this document is to provide our customers with information about the actions we will take if an emergency or other event substantially disrupts our normal business operations. We have described a number of different situations below to provide you with a broad understanding of our policies and procedures in the event of various disruptions to our business. These events may be of different lengths and severity, such as a flood in one of our office buildings, a snow storm that closes down transportation in a city or county, or a terrorist attack that disrupts business for weeks or months throughout an entire region.

Planned Responses

The following activities will cause us to declare a business continuity event and to activate various elements of our business continuity plan. Please note that for each event, unless otherwise noted, we have assumed that Alliance-One Services, Inc. ("Alliance"), our administrative service provider, which handles customer requests and inquiries (e.g., for subaccount reallocations, contract value information, and loans), would continue to function normally.

-----------------------------------------------------------------------------------------------------------
              Event                     Estimated Recovery Time/1/             Actions We Will Take
-----------------------------------------------------------------------------------------------------------
A disruption that affects only our  No significant interruption in      We will rely on our backup
ability to conduct business, such   customer service if Alliance        technology systems, or the systems
as a failure of the AFSLLC          continues to function normally      maintained by our business
computer systems                                                        partners, including Alliance, to
                                                                        service customer requests
-----------------------------------------------------------------------------------------------------------
One of our buildings must be        No significant interruption in      Staff in that building will be
evacuated or is unavailable as a    customer service if Alliance        relocated locally to other AFSLLC
result of something specific to     continues to function normally      locations or to sites maintained
that building--such as a fire or                                        by our business partners
flood
-----------------------------------------------------------------------------------------------------------
An event occurs that forces the     No significant interruption in      Staff in the affected area will be
evacuation of a business district,  customer service if Alliance        relocated to other AFSLLC
or prevents people from having      continues to function normally      locations or to sites maintained
access to the area                                                      by our business partners
-----------------------------------------------------------------------------------------------------------
An event occurs that affects an     No significant interruption in      Staff in the affected area will be
entire city                         customer service if Alliance        relocated to other AFSLLC
                                    continues to function normally      locations or to sites maintained
                                                                        by our business partners
-----------------------------------------------------------------------------------------------------------
An event occurs that affects an     No significant interruption in      Staff in the affected area will be
entire regional area, such as a     customer service if Alliance        relocated to another region or to
county or multiple counties.        continues to function normally      a mobile office unit
-----------------------------------------------------------------------------------------------------------
An event occurs that affects our    Several hours to one day            For interruptions of more than one
Administrative Service Center                                           business day, Alliance and/or
                                                                        AFSLLC staff will be relocated to
                                                                        a backup facility maintained by
                                                                        Alliance
-----------------------------------------------------------------------------------------------------------

/1/ These estimates are intended to provide general information on when we plan to resume operation after the types of events that are listed. However, because of the unpredictable nature and unknown severity of events that may disrupt our business, we may modify our actions if necessary, which may affect actual recovery time. Your orders and request for investment options transfers, surrenders, partial surrender and loans could be delayed during this period.

                  This Summary is not part of the Prospectus.

Summary of the American Family Securities, LLC (AFSLLC) Business Continuity Plan (continued)

Back-up Facilities and Arrangements

AFSLLC has back-up facilities and arrangements to relocate some number of our staff to continue operations. This includes the use of American Family Insurance offices in areas unaffected by the event, use of temporary office space, use of facilities maintained by our business partners, and use of mobile offices. AFSLLC staff may also be able to work from home if their primary office is unavailable. AFSLLC maintains redundant information technology systems with automatic back-up capabilities accessible from these off-site locations. In addition, AFSLLC has established arrangements with business partners that will allow for the use of their services if needed--for example, so that our personnel can communicate through telephone conference calls.

Assumptions

Our ability to take some of the actions described in this Summary will depend on a number of factors, some of which may be beyond our control:

-- Availability of such basic infrastructure as electricity, water, heat, telecommunications, air conditioning, U.S. Mail or overnight delivery service for as long as the alternate facility or facilities are needed

-- Availability of adequate staffing

-- Accessibility of roads or public transportation to allow AFSLLC or business partner staff to reach alternate facilities

-- Accessibility and operation of alternate facilities to be used by those AFSLLC or business partner staff who are directly affected by the disruption

Plan Modifications; Where to Get Further Information


Our business continuity plan is subject to modification at any time. You may obtain an updated version of this summary document by written request to American Family Variable Products Administrative Service Center, PO Box 1296, Greenville, SC 29602-1296. In the event of a significant business disruption, customers are encouraged to call our Administrative Service Center at 1-888-428-5433 for additional information. Additionally, AFSLLC may in some circumstances use other available means of communications (such as the news media, television, radio or print advertisements) to provide our customers with additional information.



                  This Summary is not part of the Prospectus.

NASD Public Disclosure Program

The NASD Public Disclosure Program allows you to access information that may help you determine whether to conduct business with an NASD Member Firm or with its associated persons. As part of the Program, the NASD operates a toll-free hotline and an Internet website where you may obtain information regarding the disciplinary history of NASD Member Firms and their associated persons. If you wish to obtain an investor brochure that describes that NASD Public Disclosure Program, please contact the NASD through the toll-free number or Internet address listed below:

      You may call the NASD Public Disclosure Hotline at: 1-800-289-9999

                  Or visit the NASD Website at www.nasdr.com.

                  This Notice is not part of the Prospectus.
How to Make a Complaint

If you would like to submit a complaint to American Family Securities, LLC, the broker/dealer that distributes the American Family Variable Annuity, you may call 1-800-374-0008, Extension 30552. Or, you may mail your complaint to American Family Securities, LLC, 6000 American Parkway, Madison, WI 53783.

                  This Notice is not part of the Prospectus.
                    Customer Identification Program Notice

Important Information You Need to Know About Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

This Notice answers some questions about your firm's Customer Identification Program.

What types of information will I need to provide?

When you open an account, your firm is required to collect information such as the following from you:

-- Yourname

-- Dateof birth

-- Address

-- Identificationnumber:

     . U.S. Citizen: taxpayer identification number (social security number or employer identification number)

     . Non-U.S. Citizen: taxpayer identification number, passport number, and country of issuance, alien identification card number, or government-issued identification showing nationality, residence, and a photograph of you.

You may also need to show your driver's license or other identifying documents.

A corporation, partnership, trust or other legal entity may need to provide other information, such as its principal place of business, local office, employer identification number, certified articles of incorporation, government-issued business license, a partnership agreement, or a trust agreement.

U.S. Department of the Treasury, Securities and Exchange Commission, NASD, and New York Stock Exchange rules already required you to provide most of this information. These rules also may require you to provide additional information, such as your net worth, annual income, occupation, employment information, investment experience and objectives, and risk tolerance.

What happens if I don't provide the information requested or my identity can't be verified?

Your firm may not be able to open an account or carry out transactions for you. If your firm has already opened an account for you, they may have to close it.

We thank you for your patience and hope that you will support the financial industry's efforts to deny terrorists and money launderers access to America's financial system.


                  This Notice is not part of the Prospectus.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits, Surrender Values, and Cash Values, and to request other information about the Policy, please call or write to Us at Our Service Center at 1-888-428-5433, P.O. Box 1296, Greenville, SC 29602.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Policy. Information about Us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.





Investment Company Act of 1940 Registration File No. 811-10121

[LOGO] American Family Insurance


American Family Life Insurance Company

Home Office - Madison, WI 53783

The American Family Variable Annuity is distributed by
American Family Securities, LLC
6000 American Parkway, Madison, WI 53783
1-888-428-5433


(C)2005





Policy Form L-A10 VA


ADL-18881 Rev. 5/05

                       Statement of Additional Information

                                     for the
                    American Family Variable Annuity Contract

                   Flexible Premium Variable Annuity Contract
                   ------------------------------------------

                                 Issued Through
                       American Family Variable Account II

                                   Offered by
                     American Family Life Insurance Company
                              6000 American Parkway
                          Madison, Wisconsin 53783-0001
                                 (888) 428-5433
                         Administrative Service Center:
                                  P.O. Box 1296
                              Greenville, SC 29602
                           1-888-428-5433 (toll free)


This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the American Family Variable Annuity Contract offered by American Family Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2005 by calling 1-888-428-5433 or by writing to Our Administrative Service Center at P.O. Box 1296, Greenville, SC 29602.


This Statement of Additional Information incorporates terms used in the current Prospectus for the Contract.
-------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Funds.



     The date of this Statement of Additional Information is May 1, 2005.

                                Table of Contents


                                                                            Page
                                                                            ----
Additional Contract Provisions ................................................3
  The Contract ................................................................3
  Assignment ..................................................................3
  Incontestability ............................................................3
  Incorrect Age or Gender .....................................................3
  Nonparticipation ............................................................3
  Tax Status of the Contracts .................................................3
Calculation of Subaccount and Adjusted Historic Portfolio Performance Data ....4
  Money Market Subaccount Yields ..............................................4
  Other Subaccount Yields .....................................................6
  Average Annual Total Returns for the Subaccounts ............................7
  Non-Standard Subaccount Total Returns .......................................7
  Adjusted Historic Portfolio Performance Data ................................8
  Effect of the Annual Contract Fee on Performance Data .......................8
Historic Performance Data .....................................................8
  General Limitations .........................................................8
  Time Periods Before the Date the Variable Account Commenced Operations ......8
Addition, Deletion or Substitution of Investments .............................9
  Resolving Material Conflicts ................................................9
Voting Rights .................................................................9
Safekeeping of Variable Account Assets ........................................9
Distribution of the Contracts ................................................10
Legal Matters ................................................................10
Experts ......................................................................10
Other Information ............................................................11
Financial Statements ........................................................

                         Additional Contract Provisions

The Contract

     The entire contract consists of the Contract, the signed Application attached at issue, any attached amendments and supplements to the Application, and any attached riders and endorsements. In the absence of fraud, We consider all statements in the Application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached Application or in an amendment or supplement to the Application attached to the Contract.

Assignment

     The rights of the Owner and any Beneficiary are subject to the rights of any assignee of this Contract unless the Beneficiary was effectively designated as an irrevocable Beneficiary before the assignment. No assignment is binding on Us until the original or a copy of it is filed at the Administrative Service Center and accepted by Us. We are not responsible for the validity of any assignment or its legal effect.

Incontestability

     We will not contest the Contract after the issue date.

Incorrect Age or Gender

     If the age or gender (if applicable) of the Annuitant has been stated incorrectly, then We will determine the Annuity Commencement Date and the amount of the income payments by using the correct age and gender. After the Annuity Commencement Date, any adjustment for underpayment will be paid immediately. Any adjustment for overpayment will be deducted from future payments. We will make adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

Nonparticipation

     The Contract does not participate in Our surplus earnings or profits. We will not pay dividends on this Contract.

Tax Status of the Contracts

     Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

     Diversification Requirements. The Tax Code requires that the investments of each Subaccount of the Variable Account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Subaccount, through the Portfolio in which it invests, will satisfy these diversification requirements.


     Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, We believe that the Owner of a Contract should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Variable Account assets.

     Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the Annuity Commencement Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

     The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.

     Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

     We may advertise and disclose historic performance data for the Subaccounts, including yields, standard annual total returns, and non-standard measures of performance of the Subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Subaccount Yields

     Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.

     We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Contract having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical Subaccount.

     These charges and deductions include the per unit charges for the annual contract fee, the mortality and expense risk charge and the asset-based administrative charge. For purposes of calculating current yields for a Contract, We use an average per unit annual contract fee based on the $30 annual contract fee.

     We calculate the current yield by the following formula:


     Current Yield = ((NCS/UV) X (365/7)) - ES


          Where:

          NCS   =     The net change in the value of the Money Market portfolio
                      (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.

          ES    =     Per unit charges deducted from the hypothetical Subaccount for the seven-day period.

          UV    =     The unit value for the first day of the seven-day period.


     We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one and the per unit charges from the result.

                                 365/7
     Effective Yield = (1 + (NCS/UV)) - 1 - ES


          Where:

          NCS   =     The net change in the value of the Money Market portfolio
                      (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.

          ES    =     Per unit charges deducted from the hypothetical Subaccount for the seven-day period.

          UV    =     The unit value for the first day of the seven-day period.

     The Money Market Subaccount yield is lower than the Money Market portfolio's yield because of the charges and deductions that the Contract imposes.

     The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio's operating expenses. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.

     Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.

Other Subaccount Yields

     Sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income that the Subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

     We compute the annualized 30-day yield by:

          o dividing the net investment income of the portfolio attributable to the Subaccount units, less Subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;

          o multiplying the result by the daily average number of units outstanding for the period;

          o    compounding that yield for a 6-month period; and

          o    multiplying the result by 2.

     Expenses of the Subaccount include the annual contract fee, the asset-based administrative charge and the mortality and expense risk charge. The yield calculation assumes that We deduct the annual contract fee at the end of each Contract year. For purposes of calculating the 30-day or one-month yield, We divide an average annual contract fee collected by the average Accumulation Value in the Subaccount to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

     Yield =     2 X ((((NI - ES)/(U X UV)) + 1)/6/ - 1)

     Where:

     NI    =     Net income of the portfolio for the 30-day or one-month
                 period attributable to the Subaccount's units.

     ES    =     Charges deducted from the Subaccount for the 30-day or
                 one-month period.

     U     =     The average number of units outstanding.

     UV    =     The unit value at the close of the last day in the 30-day
                 or one-month period.

     The yield for the Subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

     The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding Subaccount's actual yield.

     Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.

Average Annual Total Returns for the Subaccounts

     Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

     When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

     Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period's ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

     We calculate the standard average annual total returns using Subaccount unit values that We calculate on each Business Day based on the performance of the Subaccount's underlying portfolio, the deductions for the mortality and expense risk charge, the asset-based administrative charge and the annual contract fee. The calculation assumes that We deduct an annual contract fee of $30.00 at the end of each Contract year. For purposes of calculating average annual total return, We use an average per-dollar per-day annual contract fee attributable to the hypothetical Subaccount for the period. The calculation also assumes total surrender of the Contract at the end of the period for the return quotation and will take into account the surrender charge applicable to the Contract that We assess on surrenders of Accumulation Value.

     We calculate the standard total return by the following formula:

     TR    =     ((ERV/P)/1/N/) - 1

     Where:

     TR    =     The average annual total return net of Subaccount
                 recurring charges.

     ERV   =     The ending redeemable value (minus any applicable
                 surrender charge) of the hypothetical Subaccount at the end of the period.

     P     =     A hypothetical initial payment of $1,000.

     N     =     The number of years in the period.




Non-Standard Subaccount Total Returns

     Sales literature or advertisements may quote average annual total returns for the Subaccounts that do not reflect any surrender charges. We calculate such non-standard total returns in exactly the same way as the average annual total returns described above, except that We replace the ending redeemable value of the hypothetical Subaccount for the period with an ending value for the period that does not take into account any surrender charges.

     We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

     CTR   =     (ERV/P) - 1

     Where:

     CTR   =     The cumulative total return net of Subaccount recurring
                 charges for the period.

     ERV   =     The ending redeemable value of the hypothetical investment at the end of the period.

     P     =     A hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

     Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the Subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

     We will disclose nonstandard performance data only if We disclose the standard performance data for the required periods.

Effect of the Annual Contract Fee on Performance Data

     The Contract provides for the deduction of a $30.00 annual contract fee at the end of each Contract year from the Fixed Account and the Subaccounts. We will waive this charge if your Accumulation Value is more than $20,000 on the date the charge is assessed. We base it on the proportion that the value of each such account bears to the total Accumulation Value. For purposes of reflecting the annual contract fee in yield and total return quotations, We convert the annual contract fee into a per-dollar per-day charge based on the average Accumulation Value in the Subaccount for all Contracts on the last day of the period for which quotations are provided. Then, We adjust the per-dollar per-day average charge to reflect the basis upon which We calculate the particular quotation.

                            Historic Performance Data

General Limitations

     The funds provide the portfolios' performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds' data.

Time Periods Before the Date the Variable Account Commenced Operations

     The Variable Account may disclose non-standardized total return for time periods before the Variable Account commenced operations. Such performance data would be based on the actual performance of the portfolios since their inception, adjusted to reflect the effect of the current level of charges that apply to the Subaccounts under the Contract.

                Addition, Deletion or Substitution of Investments

     In the event of any substitution or change, We may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If We consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of Our variable accounts, or the assets may be transferred to another variable account. In addition, We may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

Resolving Material Conflicts

     The funds currently sell shares to registered separate accounts of insurance companies other than Us to support other variable annuity contracts and variable life insurance contracts. In addition, Our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

     We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies.

     In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if We believe that the response of the funds to any such conflict does not sufficiently protect you, then We will take Our own appropriate action, including withdrawing the Variable Account's investment in such funds, as appropriate.

                                  Voting Rights

     We determine the number of votes you may cast by dividing your Accumulation Value in a Subaccount by the net asset value per share of the portfolio in which that Subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio's shareholders. We will solicit voting instructions by sending you written materials before the fund's meeting in accordance with the fund's procedures.

                     Safekeeping of Variable Account Assets

     We hold the Variable Account's assets physically segregated and apart from the General Account. We maintain records of all purchases and sales of portfolio shares by each of the Subaccounts.

A Fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering Our officers and employees has been issued by Travelers Casualty and Surety Company of America.

                          Distribution of the Contracts




     We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but We reserve the right to discontinue the offering.

     Distributor serves as principal underwriter for the Contracts. The Distributor is located at 6000 American Parkway, Madison, WI 53783-0001. The Distributor was organized under the laws of Wisconsin on July 13, 2000, as a limited liability company with a sole member that is a subsidiary of American Family Mutual Insurance Company, our parent. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Registered representatives are appointed as Our insurance agents.

     More information about the Distributor and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

     The Distributor received sales compensation with respect to the Contracts in the following amounts during the period indicated:



-------------------------------------------------------------------------------------------------------------
  Fiscal Year    Aggregate Amount of Commissions      Aggregate Amount of Commissions Retained by the
                     Paid to the Distributor*           Distributor After Payments to its Registered
                                                                       Representatives
-------------------------------------------------------------------------------------------------------------
     2004                    $914,511                                       None
     2003                    $370,746                                       None
     2002                    $252,912                                       None


* Includes sales compensation paid to registered representatives of the Distributor.




     Distributor passes through commissions it receives to registered representatives who sold the Contracts, and to the managers of those registered representatives, and does not retain any portion of it in return for its services as distributor for the Contracts. However, American Family pays the following sales expenses: deferred compensation and insurance benefits of registered persons, advertising expenses, and all other expenses of distributing the Contracts. American Family also pays for Distributor's operating and other expenses.


                                  Legal Matters

     James F. Eldridge, General Counsel, American Family Life Insurance Company, has passed upon all matters relating to Wisconsin law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

                                     Experts


     The Financial statements of American Family Life Insurance Company and Variable Account II included in this statement of Additional Information and Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                                Other Information

     We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

American Family Life
Insurance Company
Financial Statements
December 31, 2004, 2003 and 2002

American Family Life Insurance Company
Contents
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

                                                                         Page(s)

Report of Independent Registered Public Accounting Firm .......................1

Financial Statements

Balance Sheets ................................................................2

Statements of Income ..........................................................3

Statements of Changes in Stockholder's Equity .................................4

Statements of Cash Flows ......................................................5

Notes to Financial Statements ..............................................6-20

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of American Family Life Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of American Family Life Insurance Company (herein referred to as the "Company") at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, effective January 1, 2003, the Company, a wholly-owned subsidiary of American Family Mutual Insurance Company (AFMIC), and AFMIC changed their method of allocating income tax expense between the two companies.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 18, 2005

American Family Life Insurance Company
Balance Sheets
December 31, 2004 and 2003
--------------------------------------------------------------------------------

(in thousands of dollars, except share amounts)          2004           2003

Assets
Cash and investments
    Bonds, available-for-sale                        $  2,725,979   $  2,560,692
    Common stocks                                          69,285         65,379
    Mortgage loans on real estate                         193,854        180,857
    Policy loans                                          183,406        175,011
    Cash and cash equivalents                              16,126         24,861
    Short-term investments                                  8,898          9,899
    Other invested assets                                   6,892          6,189
                                                     ------------   ------------
        Total cash and invested assets                  3,204,440      3,022,888

    Investment income receivable                           31,592         31,471
    Reinsurance receivables                                42,841         31,709
    Accounts receivable - affiliates                        2,088          1,485
    Deferred policy acquisition costs                     453,998        445,512
    Other assets                                           16,165         17,615
    Separate account assets                                65,247         26,772

                                                     ------------   ------------
        Total assets                                 $  3,816,371   $  3,577,452
                                                     ============   ============

(in thousands of dollars, except share amounts)           2004           2003

Liabilities
Liabilities for life policies and deposit contracts  $  2,875,449   $  2,714,521
Policy and contract claims                                 12,356         14,797
Policyholders' dividends payable                           20,657         23,856
Accrued expenses                                           35,271         36,763
Payable to affiliate                                       14,281          7,741
Deferred tax liability                                      2,510          8,690
Other liabilities                                          12,390         12,408
Separate account liabilities                               65,247         26,772

                                                     ------------   ------------
        Total liabilities                               3,038,161      2,845,548
                                                     ------------   ------------

Stockholder's Equity

Common stock, ($250 par value; 10,000 shares
 authorized; 10,000 shares issued and outstanding)
 and additional paid-in capital                             3,500          3,500
Retained earnings                                         724,685        673,942
Accumulated other comprehensive income (loss)              50,025         54,462
                                                     ------------   ------------
        Total stockholder's equity                        778,210        731,904
                                                     ------------   ------------
        Total liabilities and stockholder's equity   $  3,816,371   $  3,577,452
                                                     ============   ============

   The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company
Statements of Income
Years Ended December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

(in thousands of dollars)                          2004          2003          2002

Revenues
Premiums, fees and annuity considerations       $  298,915    $  292,038    $  286,249
Net investment income                              184,981       181,498       174,991
Net realized investment gains (losses)               1,857       (29,492)      (27,991)
Other                                                1,719         2,081         2,122
                                                ----------    ----------    ----------
   Total revenues                                  487,472       446,125       435,371
                                                ----------    ----------    ----------
Benefits and expenses
Policy and contract claims and other benefits      125,187       111,832       115,431
Dividends to policyholders                          42,112        46,577        46,142
Change in future policy benefits                   130,202       147,383       151,253
Deposit contract interest                           16,060        15,060        16,997
Commissions                                         26,549        23,960        29,586
Other expenses                                      82,395        78,661        73,537
Change in deferred policy acquisition costs         (9,529)      (15,239)      (17,929)
                                                ----------    ----------    ----------
   Total benefits and expenses                     412,976       408,234       415,017
                                                ----------    ----------    ----------
   Income (loss) before income taxes                74,496        37,891        20,354
                                                ----------    ----------    ----------
Income taxes
Current                                             27,543        15,757         7,892
Deferred                                            (3,790)       (6,655)       (2,473)
                                                ----------    ----------    ----------
   Total income tax expense (benefit)               23,753         9,102         5,419
                                                ----------    ----------    ----------
   Net income (loss)                            $   50,743    $   28,789    $   14,935
                                                ==========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company
Statements of Changes in Stockholder's Equity
Years Ended December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

(in thousands of dollars)                                2004                     2003                      2002
                                                 ----------------------   ----------------------   -----------------------
Common stock and additional paid-in-capital
Balance at beginning and end of year                         $    3,500               $    3,500                $    3,500
                                                             ----------               ----------                ----------
Retained earnings
Balance at beginning of year                                    673,942                  645,153                   630,218
Net income                                       $  50,743       50,743   $  28,789       28,789   $   14,935       14,935
                                                             ----------               ----------                ----------
Balance at end of year                                          724,685                  673,942                   645,153
                                                             ----------               ----------                ----------
Accumulated other comprehensive income
Balance at beginning of year                                     54,462                   35,503                    25,952
Changes in unrealized gains and losses
 on securities (net of tax of ($805), ($2,059)
 and $4,781 and deferred policy acquisition
 cost adjustments of ($1,043), ($2,041),
 and ($18,173) in 2004, 2003 and 2002,
 respectively)                                      (1,495)      (1,495)     (3,824)      (3,824)       8,878        8,878
Less: reclassification adjustment for gains
 (losses) included in net income (net of
 tax of $1,584, ($12,268) and ($362) in
 2004, 2003 and 2002, respectively)                  2,942        2,942     (22,783)     (22,783)        (673)        (673)
                                                             ----------               ----------                ----------
Balance at end of year                                           50,025                   54,462                    35,503
                                                 ---------   ----------   ---------   ----------   ----------   ----------
Comprehensive income (loss)                      $  46,306                $  47,748                $   24,486
                                                 =========                =========                ==========
   Total stockholder's equity                                $  778,210               $  731,904                $  684,156
                                                             ==========               ==========                ==========

   The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company
Statements of Cash Flows
Years Ended December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

(in thousands of dollars)                                     2004          2003          2002
Cash flows from operating activities
Net income                                                 $   50,743    $   28,789    $   14,935
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities
   Insurance liabilities                                      113,000       128,229       121,511
   Interest credited to insurance and deposit liabilities      44,581        44,175        45,896
   Fees charged on insurance and deposit liabilities          (33,146)      (31,788)      (29,045)
   Amortization included in investment income                  (1,731)       (3,002)       (2,323)
   Deferred policy acquisition costs                           (9,529)      (15,239)      (17,929)
   Net realized investment (gains) losses                      (1,857)       29,492        27,991
    Other                                                     (23,904)      (19,334)      (39,553)
                                                           ----------    ----------    ----------
     Net cash provided by (used in) operating activities      138,157       161,322       121,483
                                                           ----------    ----------    ----------
Cash flows from investing activities
Proceeds from sales or maturities of bonds                    329,447       479,093       374,073
Proceeds from sales of stocks                                  12,683        17,391        19,903
Proceeds from sales of other investments                       41,002        44,341        17,232
Purchases of bonds                                           (501,739)     (683,135)     (574,769)
Purchases of stocks                                           (11,779)      (11,795)      (11,552)
Purchases of other investments                                (54,000)      (42,412)      (12,521)
Net sales (purchases) of short-term investments                 1,001           801        13,896
                                                           ----------    ----------    ----------
     Net cash provided by (used in) investing activities     (183,385)     (195,716)     (173,738)
                                                           ----------    ----------    ----------
Cash flows from financing activities
Deposits to insurance and deposit liabilities                 112,443       116,034        95,904
Withdrawals from insurance and deposit liabilities            (75,950)      (68,497)      (53,333)
                                                           ----------    ----------    ----------
     Net cash provided by (used in) financing activities       36,493        47,537        42,571
                                                           ----------    ----------    ----------
Net change in cash and cash equivalents                        (8,735)       13,143        (9,684)
 Cash and cash equivalents
 Beginning of year                                             24,861        11,718        21,402
                                                           ----------    ----------    ----------
End of year                                                $   16,126    $   24,861    $   11,718
                                                           ==========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

1.   Summary of Significant Accounting Policies

     American Family Life Insurance Company (herein referred to as the "Company") is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company (AFMIC). The Company operates in the life insurance industry, marketing whole life, term life, fixed and variable universal life and fixed and variable annuity products to provide financial protection for qualified individuals, families and business enterprises. It sells these products through a multi-line, exclusive agency force in seventeen states. The Company also writes a small amount of group life insurance and structured settlements business primarily as a service to its affiliates.

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America
     (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company utilizes significant estimates and assumptions in the calculation of deferred policy acquisition costs, deferred taxes and insurance liabilities. Actual results could differ from these estimates.

     The significant accounting policies include:

     a.   Investments
          The Company may dispose of bonds prior to their scheduled maturity due to changes in market interest rates, tax and credit considerations, liquidity or regulatory capital requirements or other similar factors. As a result, the Company considers all of its bonds and common stock as available-for-sale. Available-for-sale investments are reported at fair value, with unrealized gains and losses, net of applicable deferred income taxes, reported as a component of accumulated other comprehensive income until realized. Fair values for issues traded on public exchanges are based on the market prices in such exchanges at year end. For issues that are not traded on public exchanges, fair values are estimated based on market comparables or on internal analysis. If there is a decline in an investment's net realizable value that is other than temporary, the decline is recorded as a realized loss and the cost of the investment is reduced to its estimated fair value. Short-term investments, which include commercial paper, are recorded at amortized cost, which approximates fair value. Cash and cash equivalents include money market mutual funds which are carried at cost, which approximates fair value.

          Mortgage loans on real estate are generally carried at their aggregate unpaid principal balances. Policy loans are reported at their outstanding principal balance and are limited to the cash value of the policy.

          Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date. Realized gains and losses on sales of investments are determined on a specific identification basis and are recorded in the accompanying statements of income.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     b.   Deferred Policy Acquisition Costs
          Costs which vary with and are primarily related to the acquisition of new business are deferred to the extent that such costs are deemed recoverable. These costs include first-year commissions, certain costs of policy issuance and underwriting and certain agency expenses. For traditional term life insurance contracts, deferred costs are amortized with interest in relation to future anticipated premium revenue using the same assumptions that are used in calculating the insurance liabilities. For traditional whole life insurance contracts, deferred costs are amortized in relation to the present value of expected gross margins, discounted using the interest rate earned on the underlying assets. For deposit contracts without significant mortality risk (investment contracts) and for contracts that permit the Company or insured to make changes in the contract terms (universal life-type insurance contracts), deferred costs are amortized in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy or the expected earnings rate, depending on the type of policy.

          Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For traditional whole life insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross margins expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value (discounted at the rate of interest earned on the underlying assets) of expected gross margins. For traditional term life insurance contracts, the unamortized asset balance is reduced by a charge to income only when the estimated remaining gross premium reserve exceeds the GAAP reserves reduced by unamortized deferred acquisition costs. For universal life-type and investment-type insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value of expected gross profits.

          Deferred policy acquisition costs are also adjusted when bonds are recorded at fair value for traditional whole life, universal life-type and investment-type insurance contracts. This adjustment reflects the change in cumulative amortization that would have been recorded if these bonds had been sold at their fair values and the proceeds were reinvested at current yields.

     c.   Liabilities for Life Policies and Deposit Contracts
          For traditional term and limited payment life insurance contracts, reserves are calculated using the net level premium method, based on assumptions as to investment yields, mortality, withdrawals, expenses and dividends. These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process. Assumptions are based on projections from past Company experience and are modified only as necessary to reflect loss recognition. In addition, an allowance is made for possible unfavorable deviation from selected assumptions.

          For universal life-type, deposit-type and investment-type insurance contracts, reserves are based on the contract account balance. Reserves for annuities in payout status are calculated as the present value of future benefits using contract interest rates and either the 1983 or 2000 Immediate Annuity Mortality table.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

          For traditional whole life insurance contracts, reserves are calculated based on the net level policy benefit reserve. Interest assumptions are consistent with the policy dividend formula and mortality assumptions and are based on the 1958 or 1980 CSO table. Interest rates on current issues are between 5.0% and 4.0% in both 2004 and 2003. Interest rates on all other issues are between 5.0% and 2.5% in both 2004 and 2003. The amount of dividends to be paid is determined annually. The portion of the Company earnings allocated as dividends to traditional whole life policyholders is included in life insurance liabilities.

          The information below shows reserves by type of contract at December
          31:

(in thousands of dollars)                           2004                         2003
                                          -------------------------   -------------------------
Deposit-type liabilities
Universal life                            $   440,995          15.3%  $   418,112          15.4%
Deferred annuities                            201,614           7.0       191,426           7.1
Variable universal life                           293             -            85             -
Variable annuities                              1,926           0.1           553             -

Supplemental contracts without
 life contingencies, structured
 settlements, dividend accumulations,
 retained assets, and premium deposits        325,329          11.3       312,052          11.5

Insurance-type liabilities
Traditional whole life                      1,658,619          57.7     1,566,967          57.7
Traditional term life                         195,737           6.8       173,819           6.4
Payout annuities                               47,463           1.7        48,911           1.8
Other insurance reserves                        3,473           0.1         2,596           0.1
                                          -----------   -----------   -----------   -----------
   Total liabilities for life policies
    and deposit contracts                 $ 2,875,449       100.0%    $ 2,714,521         100.0%
                                          ===========   ===========   ===========   ===========

     d.   Federal Income Taxes
          The Company files a consolidated federal income tax return with AFMIC and is subject to a tax allocation agreement under which each member's tax liability equals or approximates separate return calculations with current credit for net losses and tax credits utilized by other members of the group. In addition, effective January 1, 2003 the Company is allocated one half of the after-tax benefit obtained by AFMIC on the additional municipal bonds AFMIC holds as a result of filing a consolidated return with the Company. The change resulted in a reduction in income tax expense of $1,834,000 and $2,558,000 in 2004 and 2003, respectively. Had the new method been in place for 2002, the reduction in income tax expense would have been $2,387,000. The reduction of the consolidated tax liability due to tax credits shall be allocated to the individual companies producing such credits. Special additional taxes are similarly allocated to each member company. Deferred federal income taxes are established for the future tax effects of temporary differences between the tax and financial reporting bases of assets and liabilities using currently enacted tax rates. The effect on deferred income taxes for a change in tax rates is recognized in income in the period of enactment. Deferred income tax assets are valued based upon the expectation of future realization on a "more likely than not" basis. A valuation allowance is established for that portion of deferred income tax assets which cannot meet this realization standard. At December 31, 2004 and 2003, a valuation allowance was not established because the Company's analysis indicates that it is more likely than not that the deferred income tax assets will be realized in future periods.

     e.   Premium Income and Annuity Considerations
          Term life and whole life insurance premiums are generally recognized as premium income when due. Revenue from immediate annuities and supplemental contracts with life contingencies is recognized at the time of issue. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. The association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs. Premium income is recorded net of premiums due to reinsurers. Commissions and other expenses are recorded net of allowances received from reinsurers.

          For investment and universal life-type insurance contracts, premium deposits and benefit payments are recorded as increases or decreases in a liability account, rather than as revenue and expense. Revenue is recognized for any amounts charged against the liability account for the cost of insurance, policy administration, and surrender penalties. Expense is recorded for any interest credited to the liability account and any benefit payments which exceed the contract liability account balance.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     f.   Intercompany Expense Allocation
          The Company shares certain administrative, occupancy, marketing and tax expenses with AFMIC and other affiliated companies. Such expenses are allocated to the Company at cost in proportion to its estimated utilization. Allocation methods are refined periodically in light of current operations and resources utilized by the Company. Allocated expenses amounted to approximately $71,317,000, $68,263,000 and $60,789,000 for 2004, 2003 and 2002, respectively.

     g.   Reinsurance
          In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits. This is accomplished by cessions to reinsurers under excess of loss and coinsurance contracts. Estimated reinsurance receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. The liabilities for life policies and contracts are shown gross of reserve credits, which have been classified as reinsurance receivables in the balance sheet. Reinsurance premiums ceded were $27,653,000, $31,293,000 and $22,923,000 in 2004, 2003 and 2002, respectively.
          Reinsurance commissions and expense allowances were $9,625,000, $18,477,000 and $14,146,000 in 2004, 2003 and 2002, respectively. Life insurance benefits recovered through reinsurance were $6,113,000, $11,137,000 and $9,548,000 in 2004, 2003 and 2002, respectively.
          Approximately 97% of ceded reinsurance is ceded to Security Life of Denver.

     h.   Statements of Cash Flows
          The Company paid income taxes in the amounts of $21,953,000, $13,151,000 and $24,373,000 in 2004, 2003 and 2002, respectively. The
          Company paid no interest in 2004, 2003 or 2002.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     i.   Separate Accounts
          Separate account assets include segregated funds invested as designated by variable life insurance and variable annuity policy owners in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II. The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value and liabilities are equal to the amount due to the policy owner without a reduction for surrender charges. The investment income, gains and losses of these accounts generally accrue to the policy owners, and, therefore, are not included in the Company's net income.

     j.   Reclassifications
          Certain reclassifications have been made in the accompanying financial statements to amounts to allow for consistent financial reporting.

     k.   Emerging Accounting Matters
          The Company continually monitors emerging accounting standards and evaluates the impact of these changes on the Company. As of December 31, 2004, the Company has determined that there are no standards that have been issued but not yet adopted by the Company that would have a material impact on the Company's financial position.

2.   Financial Instruments

     a.   Fair Value of Financial Instruments
          The following methods and assumptions were used to estimate the fair value of each class of significant financial instruments for which it is practicable to estimate that value:

          Bonds and Common Stocks
          Fair values for issues traded on public exchanges are based on market prices on such exchanges at year end. For issues that are not traded on public exchanges, fair values are estimated based on market comparables or on internal analysis.

          Mortgage Loans on Real Estate
          The fair value of mortgage loans on real estate is estimated by discounting future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

          Policy Loans
          Policy loans have no stated maturity dates and are an integral part of the related insurance contract. The carrying value of policy loans approximates the fair value. The interest rate for policy loans on current issues was 8.0% in both 2004 and 2003.

          Deferred Annuities and Structured Settlements
          Fair values for deferred annuities are based on the cash surrender value of the policies.

          Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

          The estimated fair values of the Company's significant financial instruments not disclosed on the face of the balance sheets or elsewhere in the notes at December 31, are as follows:

                                         2004                      2003
                                -----------------------   ----------------------
                                Carrying    Estimated      Carrying   Estimated
(in thousands of dollars)        Amount     Fair Value      Amount    Fair Value
                                ---------   -----------   ---------   ----------
Financial assets
Mortgage loans on real estate   $ 193,854   $ 207,199     $ 180,857   $ 198,712

Financial liabilities
Deferred annuities                201,614     197,744       191,426     187,705
Structured settlements             83,846      95,537        83,544     100,114

     b.   Common Stocks

          The aggregate cost of common stocks at December 31, 2004 and 2003 was $57,160,000 and $57,520,000, respectively. Net unrealized appreciation of common stocks stated at market value includes gross unrealized gains of $14,270,000 and $9,168,000 and gross unrealized losses of $2,145,000 and $1,309,000 at December 31, 2004 and 2003, respectively.

          The fair value and unrealized losses, categorized by common stocks in a loss position for less than 12 months and common stocks in a loss position for more than 12 months at December 31, are as follows:

                                                           2004
                            ---------------------------------------------------------------------
                             Less than 12 Months    12 Months or More          Total
                            --------------------   ---------------------   ----------------------
                              Fair    Unrealized     Fair     Unrealized     Fair      Unrealized
(in thousands of dollars)    Value      Losses      Value       Losses       Value      Losses
                            --------  ----------   ---------  ----------   ----------  ----------
Common stocks               $ 11,621  $   (1,331)  $   4,462  $     (814)  $   16,083  $   (2,145)
                            --------  ----------   ---------  ----------   ----------  ----------
  Total                     $ 11,621  $   (1,331)  $   4,462  $     (814)  $   16,083  $   (2,145)
                            ========  ==========   =========  ==========   ==========  ==========

                                                           2003
                            ---------------------------------------------------------------------
                             Less than 12 Months     12 Months or More              Total
                            --------------------   ---------------------   ----------------------
                              Fair    Unrealized     Fair     Unrealized      Fair     Unrealized
(in thousands of dollars)    Value     Losses        Value      Losses        Value      Losses
                            --------  ----------   ---------  -----------  ----------  ----------
Common stocks               $  2,003  $     (37)   $  10,325  $   (1,272)  $   12,328  $   (1,309)
                            --------  ----------   ---------  ----------   ----------  ----------
  Total                     $  2,003  $     (37)   $  10,325  $   (1,272)  $   12,328  $   (1,309)
                            ========  ==========   =========  ==========   ==========  ==========

          In determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

          During 2004, 2003 and 2002, the Company recorded other-than-temporary writedowns in the stock portfolio, resulting in a total realized loss of $2,530,000, $9,722,000 and $5,207,000, respectively.

          Gross gains of $3,605,000, $1,080,000 and $983,000 and gross losses of $531,000, $6,052,000 and $5,003,000 were realized on the sale of common stocks for 2004, 2003 and 2002, respectively.

     c.   Bonds
          The amortized cost and estimated fair value of bonds, including short-term investments, at December 31, are as follows:

                                                             2004
                                     ------------------------------------------------------
                                                      Gross         Gross        Estimated
                                      Amortized     Unrealized    Unrealized        Fair
(in thousands of dollars)               Cost          Gains         Losses         Value
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies           $   204,008   $     2,712   $    (1,695)   $   205,025
Obligations of state and political
 subdivisions                             38,444         1,454           (74)        39,824
Public utilities                         118,078         8,733          (150)       126,661
Industrial and other corporate         1,307,838        86,460        (6,658)     1,387,640
Mortgage-backed securities               752,417        19,153        (1,728)       769,842
Asset-backed securities                  201,950         9,581        (5,646)       205,885
                                     -----------   -----------   -----------    -----------
    Total                            $ 2,622,735   $   128,093   $   (15,951)   $ 2,734,877
                                     ===========   ===========   ===========    ===========

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

                                                             2003
                                     ------------------------------------------------------
                                                      Gross         Gross        Estimated
                                      Amortized    Unrealized    Unrealized         Fair
(in thousands of dollars)                Cost         Gains         Losses         Value
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies           $   187,852   $     3,821   $    (1,490)   $   190,183
Obligations of state and political
 subdivisions                             38,444           287          (411)        38,320
Public utilities                         140,456        12,855             -        153,311
Industrial and other corporate         1,216,941       103,021        (8,839)     1,311,123
Mortgage-backed securities               645,730        17,715        (5,256)       658,189
Asset-backed securities                  218,977        10,552       (10,064)       219,465
                                     -----------   -----------   -----------    -----------
    Total                            $ 2,448,400   $   148,251   $   (26,060)   $ 2,570,591
                                     ===========   ===========   ===========    ===========

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

          The fair value and unrealized losses, categorized by bonds in a loss position for less than 12 months and bonds in a loss position for more than 12 months at December 31, are as follows:

                                                                        2004
                                       ------------------------------------------------------------------------
                                         Less than 12 Months       12 Months or More             Total
                                       ----------------------   ----------------------   ----------------------
                                          Fair     Unrealized      Fair     Unrealized      Fair     Unrealized
(in thousands of dollars)                Value       Losses       Value       Losses       Value       Losses
                                       ---------   ----------   ---------   ----------   ---------   ----------
Description of Securities:
  U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies           $  30,061    $    (570)  $  51,583    $  (1,125)  $  81,644    $  (1,695)
  Obligations of state and political
   subdivisions                                -            -       2,922          (74)      2,922          (74)
  Public utilities                        21,863         (150)          -            -      21,863         (150)
  Industrial and other corporate         119,396       (2,555)     58,178       (4,103)    177,574       (6,658)
  Mortgage-backed securities              71,778         (522)     84,096       (1,206)    155,874       (1,728)
  Asset-backed securities                  9,884         (100)     38,749       (5,546)     48,633       (5,646)
                                       ---------   ----------   ---------   ----------   ---------   ----------
    Total                              $ 252,982    $  (3,897)  $ 235,528    $ (12,054)  $ 488,510    $ (15,951)
                                       =========   ==========   =========   ==========   =========   ==========

                                                                         2003
                                       --------------------------------------------------------------------------
                                        Less than 12 Months         12 Months or More              Total
                                       ----------------------    ----------------------    ----------------------
                                          Fair     Unrealized       Fair     Unrealized       Fair     Unrealized
(in thousands of dollars)                Value       Losses        Value       Losses        Value       Losses
                                       ---------   ----------    ---------   ----------    ---------   ----------
Description of Securities:
  U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies           $  70,158   $   (1,490)   $       -   $        -    $  70,158   $   (1,490)
  Obligations of state and political
   subdivisions                           13,581         (411)           -            -       13,581         (411)
  Public utilities                             -            -            -            -            -            -
  Industrial and other corporate          98,164       (5,561)      26,782       (3,278)     124,946       (8,839)
  Mortgage-backed securities             258,146       (5,255)       4,888           (1)     263,034       (5,256)
  Asset-backed securities                 21,169       (2,253)      24,962       (7,811)      46,131      (10,064)
                                       ---------   ----------    ---------   ----------    ---------   ----------
    Total                              $ 461,218   $  (14,970)   $  56,632   $  (11,090)   $ 517,850   $  (26,060)
                                       =========   ==========    =========   ==========    =========   ==========

          In determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

          During 2004, 2003 and 2002, the Company recorded other-than-temporary writedowns in the bond portfolio, resulting in a total realized loss of $1,822,000, $15,106,000 and $9,581,000, respectively.

          At December 31, 2004 and 2003, bonds carried at approximately $2,500,000 were on deposit with various regulatory authorities to comply with insurance laws.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

          The amortized cost and estimated fair value of bonds, including short-term investments, at December 31, 2004 are shown below by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties. Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed below in a separate category.

                                              December 31, 2004
                                         ---------------------------
                                           Amortized     Estimated
(in thousands of dollars)                    Cost        Fair Value
Due in one year or less                  $    120,225   $    122,051
Due after one year through five years         338,934        360,605
Due after five years through ten years        633,889        682,425
Due after ten years                           575,320        594,069
                                         ------------   ------------
    Subtotal                                1,668,368      1,759,150
Mortgage-backed securities                    752,417        769,842
Asset-backed securities                       201,950        205,885
                                         ------------   ------------
    Total                                $  2,622,735   $  2,734,877
                                         ============   ============

          Proceeds from sales of long-term bonds during 2004, 2003 and 2002 were $24,465,000, $11,023,000 and $18,075,000, respectively. Gross gains of
          $1,950,000, $475,000 and $43,000 and gross losses of $0, $2,898,000 and $3,479,000 were realized on those sales for 2004, 2003 and 2002, respectively.

     d.   Accumulated Other Comprehensive Income

          Accumulated other comprehensive income at December 31, is comprised of the following investment-related components:

(in thousands of dollars)                       2004          2003          2002
                                             ----------    ----------    ----------
Unrealized gains (losses) on common stocks   $   12,125    $    7,859    $  (21,440)
Unrealized gains on bonds                       112,142       122,191       120,281
Adjustment of DAC relating to fair
 value adjustment                               (47,305)      (46,262)      (44,221)
Deferred income taxes                           (26,937)      (29,326)      (19,117)
                                             ----------    ----------    ----------
Accumulated other comprehensive
 income                                      $   50,025    $   54,462    $   35,503
                                             ==========    ==========    ==========

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     e.   Net Investment Income

          Net investment income for the years ended December 31, are summarized as follows:

(in thousands of dollars)        2004        2003        2002
Bonds                         $ 160,197   $ 154,717   $ 151,062
Common stocks                     1,556         753         800
Mortgage loans                   13,808      16,478      14,616
Policy loans                     12,502      11,739      11,418
Other                               582       1,571       1,152
                              ---------   ---------   ---------
    Total investment income     188,645     185,258     179,048
Less investment expenses          3,664       3,760       4,057
                              ---------   ---------   ---------
Net investment income         $ 184,981   $ 181,498   $ 174,991
                              =========   =========   =========

     f.   Mortgage Loans

          The maximum and minimum lending rates for commercial mortgage loans issued during 2004 and 2003 ranged from 6.56% to 4.56% and 7.88% to 5.70%, respectively. During 2004, the Company did not reduce interest rates on outstanding mortgage loans.

          Mortgage loans of the Company are invested primarily in office, retail and industrial properties and are reported and measured at their outstanding principal amount. Fire and extended coverage insurance is required on all properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75%.

          Significant concentrations of mortgage loans amounting to $148,937,000 and $142,354,000 were for properties located in the Midwest region, of which $39,673,000 and $40,242,000 were located in the State of Wisconsin at December 31, 2004 and 2003, respectively.

3.   Deferred Policy Acquisition Costs

     Policy acquisition costs deferred and the related amortization charged to income were as follows:

(in thousands of dollars)                                  2004          2003          2002
Balance, beginning of year                              $  445,512    $  432,313    $  432,558
Costs deferred during year                                  36,929        33,360        31,805
Amortization related to operations during year             (27,400)      (18,120)      (13,877)
Amounts related to change in fair value adjustment of
 available-for-sale bonds                                   (1,043)       (2,041)      (18,173)
                                                        ----------    ----------    ----------
Balance, end of year                                    $  453,998    $  445,512    $  432,313
                                                        ==========    ==========    ==========

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

4.   Separate Account Business

     Separate account assets include segregated funds invested by the Company for the benefit of variable universal life insurance and variable annuity policy owners. Policy owners' premium payments, net of applicable loads, are invested by the Company in accordance with selections made by the policy owner into American Family Variable Account I and American Family Variable Account II (the Variable Accounts). The Company records these payments as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business.

     The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has nine subaccounts, each of which invests in a non-proprietary mutual fund (the Fund). The shares of the Funds are carried at the net asset value of the Funds.

     A fixed account is also included as an investment option for variable policy owners. Premiums, net of applicable loads, allocated to the fixed account are invested in the general assets of the Company.

     The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.

     The Company assumes the mortality and expense risk associated with these contracts and therefore deducts a daily mortality and expense charge from the assets of the separate accounts. The charges to the separate accounts, shown below for the year ended December 31, are based on the average daily net assets at specified annual rates:

                                               2004          2003
     American Family Variable Account I    $    68,906   $    21,845
     American Family Variable Account II       412,137       161,552
                                           -----------   -----------
                                           $   481,043   $   183,397
                                           ===========   ===========

     In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. For the year ended December 31, amounts are as follows:

                                               2004          2003
     American Family Variable Account I    $ 3,086,058   $ 1,030,410
     American Family Variable Account II       106,672        55,600
                                           -----------   -----------
                                           $ 3,192,730   $ 1,086,010
                                           ===========   ===========

     Income from these charges is included in the Statements of Income.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

5.   Commitments and Contingencies

     The Company has no material contingent liabilities other than those described below.

     Regarding cessions to reinsurers, a contingent liability exists to the Company to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.

     From time to time, mandatory assessments are levied on the Company by the life and health guaranty fund associations of states in which the Company is licensed. These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies. Such estimates are subject to change as the associations determine more precisely the losses that have occurred and how such losses will be allocated to insurance companies. The Company has not been levied any significant assessments in either 2004 or 2003. As of December 31, 2004 and 2003, liabilities related to the Company's expected guaranty fund obligations were not significant.

6.   Related Parties

     The Company has agreed to lend up to a maximum of $20,000,000 in short-term demand notes to its affiliate, American Family Financial Services (AFFS), with interest at the same rate as paid by AFFS on its 30-day commercial paper on the date of the borrowing. No amounts were outstanding at December 31, 2004 and 2003.

     The Company has issued certain annuities to AFMIC. The carrying value of all such annuities amounted to approximately $83,846,000 and $83,544,000 at December 31, 2004 and 2003, respectively.

7.   Federal Income Taxes

     The components of the net deferred income tax assets (liabilities) as of December 31, are as follows:

     (in thousands of dollars)                          2004          2003
     Deferred tax assets
       Life reserves                                $  142,634    $  136,204
       Other deferred compensation payable               5,578         5,628
       Policyholder dividends                            7,230         8,349
       Other than temporarily impaired securities        9,120         9,248
       Other                                               508         1,084
                                                    ----------    ----------
         Total deferred tax assets                     165,070       160,513
     Deferred tax liabilities
       Unrealized gains on securities                   26,937        29,326
       Deferred policy acquisition costs               139,100       137,333
       Asset basis differences                           1,543         2,544
                                                    ----------    ----------
         Total deferred tax liabilities                167,580       169,203
                                                    ----------    ----------
         Net deferred tax asset (liability)         $   (2,510)   $   (8,690)
                                                    ==========    ==========

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     The effective tax rate used to determine the provisions for current and deferred income tax expense differs from the expected statutory rate as the result of permanent and other differences between pre-tax income and taxable income determined under existing tax regulations. The more significant differences, their effect on the statutory tax rate, and the resulting effective tax rates are summarized below:

                                              2004         2003         2002
     Federal statutory tax rate                   35%          35%          35%
     IRS audit adjustment                         (1)          (4)          (8)
     Municipal bond tax benefit                   (2)          (7)           0
     Other                                         -            -            -
                                           ---------    ---------    ---------
         Effective tax rate                       32%          24%          27%
                                           =========    =========    =========

     Amounts recoverable from (payable to) AFMIC under the tax allocation agreement were ($13,928,000) and ($7,741,000) at December 31, 2004 and
     2003, respectively.

     Under pre-1984 life insurance company income tax laws, a portion of a company's "gain from operations" was not subject to current income taxation but was accumulated for tax purposes in a memorandum account designated as the "Policyholders' Surplus Account." Prior to the 2004 Jobs Act law, a stock life insurance company was subject to tax on any direct or indirect distributions to shareholders from an existing Policyholders' Surplus Account at the corporate rate in the tax year of the distribution. Any distributions were deemed to be first made from another tax memorandum account known as the "Shareholder's Surplus Account." The 2004 Jobs Act law suspends the tax on distributions from Policyholders' Surplus Accounts for distributions occurring after December 31, 2004 and before January 1, 2007. The 2004 Jobs Act also reverses the order of accounts from which distributions are deemed to occur during this time. Distributions occurring during 2005 and 2006 will be deemed to come first from Policyholders' Surplus Accounts, then from Shareholder's Surplus Accounts. The Company's Policyholders' Surplus Account was $5,149,000 at December 31, 2004 and 2003. At current corporate income tax rates the associated tax is $1,802,000. The Company has not recorded this deferred tax liability because it does not expect to make any taxable distributions. The Company's undistributed taxable Shareholder's Surplus Account was $734,481,000 and $678,166,000 at December 31, 2004 and 2003, respectively.

8.   Employee and Agent Benefit Plans

     AFMIC and its subsidiaries (herein referred to as the "Companies") have non-contributory defined benefit pension plans (herein referred to as the "Plans") covering substantially all employees. The Company is not directly liable for obligations under the Plans. All employees providing services to the Company are employees of AFMIC. The benefits are based on years of credited service and highest average compensation (as defined in the Plans). The Companies' funding policy is based on the frozen entry age actuarial method as limited by the Pension Protection Act of 1987. Net pension expense of approximately $1,809,000, $1,209,000 and $1,334,000 was allocated to the Company for the years ended December 31, 2004, 2003 and 2002, respectively.

     The Companies also participate in a qualified contributory Incentive and Thrift and 401(k) Plan (herein referred to as the "Plan"). Substantially all employees are eligible to enter into the Plan. Employee participation in the Plan is optional; participants contribute at least 1%, but no more than 30% of base compensation, subject to Internal Revenue Service limitations. The Companies are

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     required to make annual contributions, as defined, to a trust fund. The Plan matches the first 3% of eligible contributions made by employees. The amount of the match is based on the profits of the Companies, with a minimum contribution of 33 1/3% and a maximum of 300% of eligible contributions. The Plan expense allocated to the Company during 2004, 2003 and 2002 amounted to $2,090,000, $1,430,000 and $513,000, respectively.

     The Companies provide certain health care benefits to certain grandfathered agents and substantially all employees. In addition, the Companies provide most employees with a life insurance benefit. Upon retirement, agents and employees are eligible to continue certain of these benefits. Except for certain grandfathered individuals, retired employees and agents contribute to the health care plan an amount intended to fully provide for the covered benefits. For those grandfathered retirees in the health care plan, the Companies absorb a portion of the annual cost. For the life insurance program, the Companies absorb substantially all of the cost. The Companies' portions of the costs of the programs are unfunded. The Companies sponsor no other significant postretirement benefit plans. The remaining cost to the Company was not significant in 2004, 2003 and 2002. Liabilities for earned but untaken vacation and earned but unused sick leave have been accrued.

9.   Statutory Financial Data

     The Company also prepares financial statements in accordance with statutory accounting practices prescribed or permitted by applicable insurance regulatory authorities (STAT). Prescribed statutory accounting practices include the National Association of Insurance Commissioners' (NAIC) "Accounting Practices and Procedures Manual," version effective March 1, 2004, (NAIC SAP), as well as state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices encompass all accounting practices that are not prescribed. The Company does not employ significant permitted statutory accounting practices in the preparation of its statutory financial statements. The principal differences between prescribed statutory financial statements and financial statements prepared in accordance with generally accepted accounting principles (GAAP) are disclosed below.

     The Company is subject to regulation and supervision by the various state insurance regulatory authorities in which it conducts business. Such regulation is generally designed to protect policyholders and includes such matters as maintenance of minimum statutory capital and surplus, risk-based capital ratios, and restrictions on the payment of stockholder dividends. Generally, the Company's statutory surplus may be available for transfer to its stockholder. However, such distributions as dividends may be subject to prior regulatory approval. No stockholder dividends were paid in 2004, 2003 or 2002.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     A reconciliation of statutory capital and surplus and net income to GAAP for the Company, as of and for the years ended December 31, are as follows:

                                            Capitaland Surplus/Equity                          Net Income
                                      --------------------------------------    ---------------------------------------
(in thousands of dollars)                2004          2003          2002          2004          2003          2002
Per statutory annual statements       $  314,687    $  264,951    $  237,896    $   51,733    $    8,278    $    3,876
GAAP adjustments
   Deferred policy acquisition
    costs                                453,998       445,512       432,313         9,529        15,239        17,929
   Statutory allowance for
    investment valuation
    fluctuations                          23,078        14,075         5,473         1,290         3,768          (140)
   Unrealized gains on bonds             112,673       127,941       122,300             -             -             -
   Life and deposit contract
    liabilities                           20,834)     (108,955)     (101,000)      (11,879)       (7,955)       (9,248)
   Deferred taxes                       (167,697)     (175,286)     (169,617)        3,790         6,655         2,473
   Nonadmitted assets                    137,601       135,241       131,168             -             -             -
   Other                                  24,704        28,425        25,623        (3,720)        2,804            45
                                      ----------    ----------    ----------    ----------    ----------    ----------
Per GAAP financial statements         $  778,210    $  731,904    $  684,156    $   50,743    $   28,789    $   14,935
                                      ==========    ==========    ==========    ==========    ==========    ==========

American Family Variable
Account II
Financial Statements
December 31, 2004 and 2003

American Family Variable Account II
Contents
December 31, 2004 and 2003
--------------------------------------------------------------------------------

                                                                         Page(s)

Report of Independent Registered Public Accounting Firm .......................1

Financial Statements

Statements of Assets and Liabilities and Policy Owners' Equity ..............2-3

Statements of Operations ......................................................4

Statements of Changes in Policy Owners' Equity ..............................5-6

Notes to Financial Statements ..............................................7-11

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and Policy Owners of American Family Variable Account II

In our opinion, the accompanying statements of assets and liabilities and policy owners' equity and the related statements of operations and of changes in policy owners' equity present fairly, in all material respects, the financial position of American Family Variable Account II's Federated International Equity Subaccount, Federated Quality Bond Subaccount, Fidelity VIP Money Market Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth Subaccount, Fidelity VIP Contrafund Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Mid Cap Subaccount, SEI VP Prime Obligation Subaccount, Strong Opportunity Subaccount, Strong Mid Cap Growth Subaccount, and Vanguard VIF Small Company Growth Subaccount at December 31, 2004, and the results of each of their operations and the changes in each of their policy owners' equity for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the American Family Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 with the underlying registered investment companies, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 18, 2005

American Family Variable Account II
Statements of Assets and Liabilities and Policy Owners' Equity
December 31, 2004
--------------------------------------------------------------------------------


                                              Federated     Federated     Fidelity VIP   Fidelity VIP
                                            International    Quality         Money         Equity
                                                Equity         Bond          Market        Income
                                            Subaccount      Subaccount    Subaccount     Subaccount
Investments at market value

Federated Insurance Series
 Federated International Equity Portfolio
 728,025.340 shares at net asset value of
 $13.22 per share (cost $8,048,242.39)      $  9,624,495

 Federated Quality Bond Portfolio
  790,146.135 shares at net asset
  value of $11.67 per share
  (cost $9,115,236.41)                                      $  9,221,006

Fidelity Variable Insurance Products Fund
 Fidelity VIP Money Market Portfolio
 3,592,315.780 shares at net asset
 value of $1.00 per share
 (cost $3,592,315.78)                                                     $  3,592,316

 Fidelity VIP Equity Income Portfolio
  250,832.383 shares at net asset
  value of $25.09 per share
  (cost $5,401,039.80)                                                                   $  6,293,384

 Fidelity VIP Growth Portfolio
  220,198.495 shares at net asset
  value of $31.64 per share
  (cost $6,460,002.62)

 Fidelity VIP Contrafund Portfolio
  133,382.067 shares at net asset
  value of $26.35 per share
  (cost $2,947,641.20)

                                                                                                       Vanguard
                                                                          Fidelity VIP                 VIF Small
                                            Fidelity VIP    Fidelity VIP     Growth      Fidelity VIP   Company
                                               Growth        Contrafund    and Income      Mid Cap      Growth
                                             Subaccount     Subaccount    Subaccount     Subaccount    Subaccount
Investments at market value

Federated Insurance Series
   Federated International Equity Portfolio
    728,025.340 shares at net asset value
    of $13.22 per share (cost $8,048,242.39)

   Federated Quality Bond Portfolio
    790,146.135 shares at net asset
    value of $11.67 per share
    (cost $9,115,236.41)

Fidelity Variable Insurance Products Fund
   Fidelity VIP Money Market Portfolio
    3,592,315.780 shares at net asset
    value of $1.00 per share
    (cost $3,592,315.78)

   Fidelity VIP Equity Income Portfolio
    250,832.383 shares at net asset
    value of $25.09 per share
    (cost $5,401,039.80)

   Fidelity VIP Growth Portfolio
    220,198.495 shares at net asset
    value of $31.64 per share
    (cost $6,460,002.62)                    $  6,967,080

   Fidelity VIP Contrafund Portfolio
    133,382.067 shares at net asset
    value of $26.35 per share
    (cost $2,947,641.20)                                    $  3,514,617

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account II
Statements of Assets and Liabilities and Policy Owners' Equity, Continued December 31, 2004
--------------------------------------------------------------------------------


                                               Federated      Federated     Fidelity VIP   Fidelity VIP
                                             International     Quality          Money         Equity
                                                 Equity         Bond           Market         Income
                                               Subaccount    Subaccount      Subaccount     Subaccount
Investments at market value
  Fidelity Variable Insurance Products Fund
   Fidelity VIP Growth and Income Portfolio
    562,746.251 shares at net asset
    value of $13.71 per share
    (cost $7,113,620.67)

   Fidelity VIP Mid Cap Portfolio
    Fund 162,014.799 shares at net asset
    value of $30.18 per share
    (cost $4,737,470.84)

Vanguard Variable Insurance Fund Vanguard
   VIF Small Company Growth Portfolio
    46,936.955 shares at net asset value of
    $19.48 per share (cost $808,975.87)
                                            ---------------  -------------  -------------  -------------
      Total assets                                9,624,495      9,221,006      3,592,316      6,293,384
                                            ---------------  -------------  -------------  -------------
      Total liabilities                                   -              -              -              -
                                            ---------------  -------------  -------------  -------------
      Policy owners' equity                 $     9,624,495  $   9,221,006  $   3,592,316  $   6,293,384
                                            ---------------  -------------  -------------  -------------
Outstanding units                             1,086,945.628    774,387.798    359,457.311    579,566.514
                                            ---------------  -------------  -------------  -------------
Unit value                                  $          8.85  $       11.91  $        9.99  $       10.86
                                            ---------------  -------------  -------------  -------------
                                                                                                          Vanguard
                                                                           Fidelity VIP                   VIF Small
                                            Fidelity VIP   Fidelity VIP       Growth     Fidelity VIP     Company
                                               Growth       Contrafund      and Income        Mid Cap     Growth
                                             Subaccount     Subaccount      Subaccount    Subaccount     Subaccount
                                            -------------  -------------  -------------  -------------  ------------
Investments at market value
Fidelity Variable Insurance Products Fund
   Fidelity VIP Growth and Income Portfolio
    562,746.251 shares at net asset
    value of $13.71 per share
    (cost $7,113,620.67)                                                  $   7,715,251

   Fidelity VIP Mid Cap Portfolio
    Fund 162,014.799 shares at net asset
    value of $30.18 per share
    (cost $4,737,470.84)                                                                 $   4,889,607

Vanguard Variable Insurance Fund Vanguard
   VIF Small Company Growth Portfolio
   46,936.955 shares at net asset value of
   $19.48 per share (cost $808,975.87)                                                                  $    914,332
                                            -------------  -------------  -------------  -------------  ------------
      Total assets                              6,967,080      3,514,617      7,715,251      4,889,607       914,332
                                            -------------  -------------  -------------  -------------  ------------
      Total liabilities                                 -              -              -              -             -
                                            -------------  -------------  -------------  -------------  ------------
      Policy owners' equity                 $   6,967,080  $   3,514,617  $   7,715,251  $   4,889,607  $    914,332
                                            -------------  -------------  -------------  -------------  ------------
Outstanding units                             857,577.553    285,287.037    782,936.373    402,527.141    82,453.451
                                            -------------  -------------  -------------  -------------  ------------
Unit value                                  $        8.12  $       12.32  $        9.85  $       12.15  $      11.09
                                            -------------  -------------  -------------  -------------  ------------

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account II
Statements of Operations
Year Ended December 31, 2004
--------------------------------------------------------------------------------


                                              Federated      Federated  Fidelity VIP   Fidelity VIP
                                            International     Quality       Money         Equity        Fidelity VIP    Fidelity VIP
                                               Equity          Bond        Market         Income          Growth        Contrafund
                                             Subaccount     Subaccount   Subaccount     Subaccount      Subaccount      Subaccount
Investment income (loss)
 Dividend income                            $          -   $   222,597   $    30,319     $    52,782    $    3,352      $    3,371
Mortality, expense and administrative            (71,890)      (77,399)      (27,201)        (54,733)      (46,828)        (26,630)
 charges                                    ------------   -----------   -----------     -----------    ----------      ----------
   Net investment income (loss)                  (71,890)      145,198         3,118          (1,951)      (43,476)        (23,259)
                                            ------------   -----------   -----------     -----------    ----------      ----------
Realized and unrealized gain (loss)
Realized gain (loss) on security
 transactions                                     (3,109)        3,051             -          18,219        (5,991)          8,549
Capital gain distributions                             -        48,858             -          13,755             -               -
Net change in unrealized appreciation
 or depreciation on investments                1,058,565       (34,128)            -         484,608       284,165         372,779
                                            ------------   -----------   -----------     -----------    ----------      ----------
Net gain on investments                        1,055,456        17,781             -         516,582       278,174         381,328
                                            ------------   -----------   -----------     -----------    ----------      ----------
Net increase in equity
 from operations                            $    983,566   $   162,979   $     3,118     $   514,631    $  234,698      $  358,069
                                            ============   ===========   ===========     ===========    ==========      ==========

                                                                                                               Vanguard
                                            Fidelity VIP                                       Strong          VIF Small
                                               Growth     Fidelity VIP       Strong           Mid Cap          Company
                                             and Income      Mid Cap       Opportunity         Growth           Growth
                                            Subaccount    Subaccount/(1)/  Subaccount/(2)/  Subaccount/(2)/   Subaccount/(1)/
Investment income (loss)
 Dividend income                            $   23,969    $         -      $         -      $           -     $          -
Mortality, expense and administrative          (55,757)        (3,786)         (22,776)           (21,871)          (3,266)
 charges
                                            ----------    -----------      -----------      -------------     -------------
   Net investment income (loss)                (31,788)        (3,786)         (22,776)           (21,871)          (3,266)
                                            ----------    -----------      -----------      -------------     -------------
Realized and unrealized gain (loss)
Realized gain (loss) on security
 transactions                                     (865)           625          493,415            398,800             (232)
Capital gain distributions                           -              -                -                  -                -
Net change in unrealized appreciation
 or depreciation on investments                367,410        152,136         (193,041)           (78,451)         105,356
                                            ----------    -----------      -----------      -------------     -------------
Net gain on investments                        366,545        152,761          300,374            320,349          105,124
                                            ----------    -----------      -----------      -------------     -------------
Net increase in equity
 from operations                            $  334,757    $   148,975      $   277,598      $     298,478     $    101,858
                                            ==========    ===========      ===========      =============     =============

/(1)/ For the period June 1, 2004 - December 31, 2004.

/(2)/ For the period January 1, 2004 - December 22, 2004.

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account II
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2004
--------------------------------------------------------------------------------


                                              Federated     Federated    Fidelity VIP   Fidelity VIP
                                            International    Quality        Money          Equity     Fidelity VIP  Fidelity VIP
                                                Equity        Bond          Market         Income        Growth      Contrafund
                                            Subaccount     Subaccount    Subaccount     Subaccount    Subaccount    Subaccount
Increase (decrease) in equity
 from operations
Net investment income (loss)                $    (71,890)  $    145,198  $       3,118  $     (1,951) $    (43,476) $   (23,259)
Net realized gain (loss) on
 security transactions                            (3,109)         3,051              -        18,219        (5,991)        8,549
Capital gain distributions                             -         48,858              -        13,755             -             -
 Net change in unrealized
 appreciation or depreciation on
 investments                                   1,058,565        (34,128)             -       484,608       284,165       372,779
                                            -------------  ------------  -------------  ------------  ------------  ------------
     Net increase in equity
      from operations                            983,566        162,979          3,118       514,631       234,698       358,069
                                            -------------  ------------  -------------  ------------  ------------  ------------
Units transactions
 Policy owners' net premiums                   4,818,955      5,113,899      2,880,812     3,053,771     3,650,464     1,708,702
Cost of insurance and
 administrative charges                           (8,436)        (8,350)        (2,452)       (6,447)       (5,138)       (3,065)
 Surrenders and forfeitures                     (166,161)      (230,580)      (104,029)     (140,695)      (96,509)      (41,866)
Transfers between subaccounts
 and sponsor                                     118,618        (72,797)      (568,538)     (459,093)      829,624        60,084
                                            -------------  ------------  -------------  ------------  ------------  ------------
     Net increase (decrease) in
      equity from unit
      transactions                             4,762,976      4,802,172      2,205,793     2,447,536     4,378,441     1,723,855
                                            -------------  ------------  -------------  ------------  ------------  ------------
Net increase (decrease) in equity              5,746,542      4,965,151      2,208,911     2,962,167     4,613,139     2,081,924

Equity

  Beginning of year                            3,877,953      4,255,855      1,383,405     3,331,217     2,353,941     1,432,693
                                            -------------  ------------  -------------  ------------  ------------  ------------
  End of year                               $  9,624,495   $  9,221,006  $   3,592,316  $  6,293,384  $  6,967,080  $  3,514,617
                                            =============  ============  =============  ============  ============  ============

                                                                                                                  Vanguard
                                            Fidelity VIP                                          Strong          VIF Small
                                              Growth       Fidelity VIP        Strong            Mid Cap           Company
                                             and Income       Mid Cap         Opportunity          Growth           Growth
                                             Subaccount    Subaccount/(1)/   Subaccount/(2)/   Subaccount/(2)/   Subaccount/(1)/
                                            ------------   --------------    --------------    ---------------   --------------
Increase (decrease) in equity
 from operations
Net investment income (loss)                $    (31,788)  $      (3,786)    $     (22,776)    $     (21,871)    $      (3,266)
Net realized gain (loss) on
 security transactions                              (865)            625           493,415          398,800               (232)
Capital gain distributions                             -               -                 -                -                  -
 Net change in unrealized
 appreciation or depreciation on
 investments                                     367,410         152,136          (193,041)          (78,451)          105,356
                                            ------------   -------------     -------------     -------------     -------------
     Net increase in equity
      from operations                            334,757         148,975           277,598           298,478           101,858
                                            ------------   -------------     -------------     -------------     -------------
Units transactions
 Policy owners' net premiums                   4,068,985         343,051           965,747           907,854           402,283
Cost of insurance and
 administrative charges                           (5,768)           (311)           (2,771)           (2,771)             (195)
Surrenders and forfeitures                      (135,772)         (5,660)          (91,127)          (46,191)           (2,441)
Transfers between subaccounts
 and sponsor                                     679,139       4,403,552        (2,765,033)       (2,677,651)          412,827
                                            ------------   -------------     -------------     -------------     -------------
     Net increase (decrease) in
      equity from unit
      transactions                             4,606,584       4,740,632        (1,893,184)       (1,818,759)          812,474
                                            ------------   -------------     -------------     -------------     -------------
Net increase (decrease) in equity              4,941,341       4,889,607        (1,615,586)       (1,520,281)          914,332

Equity

  Beginning of year                            2,773,910               -         1,615,586         1,520,281                -
                                            ------------   -------------     -------------     -------------     -------------
  End of year                               $  7,715,251   $   4,889,607     $           -     $           -     $     914,332
                                            ============   =============     =============     =============     =============

/(1)/ For the period June 1, 2004 - December 31, 2004.

/(2)/ For the period January 1, 2004 - December 22, 2004.

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account II
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                              Federated        Federated      Fidelity VIP     Fidelity VIP
                                            International       Quality           Money           Equity       Fidelity VIP
                                               Equity            Bond           Market           Income          Growth
                                             Subaccount        Subaccount     Subaccount(1)     Subaccount      Subaccount
Increase (decrease) in equity
 from operations
Net investment income (loss)                $     (25,353)    $     43,944    $       (873)    $          6     $    (15,472)
Net realized gain (loss) on
 security transactions                             (8,971)          10,823                -          (7,177)          (6,319)
Net change in unrealized
 appreciation or depreciation on
 investments                                      765,648           40,905                -         604,176          436,238
                                            -------------     ------------    -------------    ------------     ------------
     Net increase (decrease) in
      equity from operations                      731,324           95,672            (873)         597,005          414,447
                                            -------------     ------------    -------------    ------------     ------------
Units transactions
 Policy owners' net premiums                    1,861,435        2,272,435          789,793       1,504,630        1,057,356

Cost of insurance and
 administrative charges                            (3,621)          (4,355)            (308)         (3,090)          (2,290)
Surrenders and forfeitures                        (55,945)        (127,608)         (17,371)        (82,003)         (38,820)

Transfers between subaccounts
 and sponsor                                       99,529            4,290          612,164          97,911          123,259
                                            -------------     ------------    -------------    ------------     ------------
     Net increase (decrease) in
      equity from unit
      transactions                              1,901,398        2,144,762        1,384,278       1,517,448        1,139,505
                                            -------------     ------------    -------------    ------------     ------------
Net increase (decrease) in equity               2,632,722        2,240,434        1,383,405       2,114,453        1,553,952
 Equity

Beginning of year                               1,245,231        2,015,421                -       1,216,764          799,989
                                            -------------     ------------    -------------    ------------     ------------
End of year                                 $   3,877,953     $  4,255,855    $   1,383,405    $  3,331,217     $  2,353,941
                                            =============     ============    =============    ============     ============

                                                             Fidelity VIP         SEI VP                           Strong
                                            Fidelity VIP        Growth            Prime            Strong          Mid Cap
                                            Contrafund       and Income         Obligation       Opportunity       Growth
                                            Subaccount       Subaccount       Subaccount/(2)/    Subaccount       Subaccount
Increase (decrease) in equity
 from operations
Net investment income (loss)                $     (8,300)    $     (7,279)    $     (1,781)      $     (10,630)   $   (11,370)
Net realized gain (loss) on
 security transactions                              359            (2,400)               -             (18,324)        (5,722)
Net change in unrealized
 appreciation or depreciation on
 investments                                     243,836          363,472                -             361,713        276,266
                                            ------------     ------------     ------------       -------------    -----------
    Net increase (decrease) in
     equity from operations                      235,895          353,793           (1,781)            332,759        259,174
                                            ------------     ------------     ------------       -------------    -----------
Units transactions
Policy owners' net premiums                      613,943        1,343,289           389,611            727,987        684,408

Cost of insurance and
 administrative charges                           (1,550)          (2,755)            (861)             (1,433)        (1,572)
Surrenders and forfeitures                       (14,454)         (61,321)         (25,784)            (53,093)       (16,674)

Transfers between subaccounts
 and sponsor                                      41,462          133,526       (1,239,279)             27,792         47,713
                                            ------------     ------------     ------------       -------------    -----------
    Net increase (decrease) in
     equity from unit
     transactions                                639,401        1,412,739         (876,313)            701,253        713,875
                                            ------------     ------------     ------------       -------------    -----------
Net increase (decrease) in equity                875,296        1,766,532         (878,094)          1,034,012        973,049
Equity

Beginning of year                                557,397        1,007,378          878,094             581,574        547,232
                                            ------------     ------------     ------------       -------------    -----------
End of year                                 $  1,432,693     $  2,773,910     $          -       $   1,615,586    $ 1,520,281
                                            ============     ============     ============       =============    ===========

/(1)/ For the period July 1, 2003 - December 31, 2003.
/(2)/ For the period January 1, 2003 - August 29, 2003.

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account II
Notes to Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

1.   Summary of Significant Accounting Policies

     The American Family Variable Account II (the "Separate Account") is a segregated investment account of the American Family Life Insurance Company (herein referred to as the "Company") used to fund variable annuity contracts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The significant accounting policies include:

     a.   Investments
          Investments are made in the various portfolios in accordance with selections made by the policy owners. Such investments are made at the reported net asset value of the respective portfolios.

     b.   Security Transactions and Investment Income
          Security transactions are recorded on the trade date (the date the order to buy or sell is executed). The cost of investments sold and any corresponding capital gains and losses are determined on a specific identification basis. Distributions received from the funds retain the tax characterizations determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.

     c.   Federal Income Taxes
          The operations of the Separate Account are part of the total operations of the Company which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners. Accordingly, no provision for federal income taxes has been made.

     d.   Expenses and Deductions
          The Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to an effective annual rate of 1.00%. The charge may be adjusted after contract issue, but is guaranteed not to exceed 1.00% of net assets. Although periodic retirement payments to policy owners vary according to the investment performance of the fund, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts. The mortality risk is that the annuitant will live longer than expected. The expense risk is that actual expenses of issuing and administering the policies may exceed the estimated costs.

American Family Variable Account II
Notes to Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

          On a daily basis, the Company deducts an administrative charge from the assets of the Separate Account equivalent to an effective annual rate of 0.15%. This charge is designed to help compensate the Company for the cost of administering the contracts.

          On the contract anniversary date, the Company deducts a $30 contract fee from the Separate Account. The maximum guaranteed contract fee is $50. The contract fee is waived when cash value accumulation exceeds $20,000. The contract fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract.

          In the event of a withdrawal or surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a contract. The Company will deduct from the account value, on a FIFO basis, a surrender charge on premiums paid when withdrawn from the contract. The charge on each premium is based upon when the premium is received and declines from 8% in year one to 1% in years eight and nine and is 0% thereafter.

     e.   Emerging Accounting Matters
          The Company continually monitors emerging accounting standards and evaluates the impact of these changes on the Company. As of December 31, 2004, the Company has determined that there are no standards that have been issued but not yet adopted by the Company that would have a material impact on the Company's financial position.

2.   Policy Owners' Equity

     Purchases and sales of fund shares by the Separate Account for the year ended December 31, 2004 by each Fund are shown below:

                                               December 31, 2004
                                         ---------------------------
                                           Purchases        Sales
     Federated International Equity      $  4,746,429   $     55,343
     Federated Quality Bond                 5,294,614        298,387
     Fidelity VIP Money Market              2,814,255        605,344
     Fidelity VIP Equity Income             2,771,283        311,944
     Fidelity VIP Growth                    4,372,700         37,734
     Fidelity VIP Contrafund                1,753,883         53,288
     Fidelity VIP Growth and Income         4,612,217         37,420
     Fidelity VIP Mid Cap                   4,740,374          3,528
     Strong Opportunity                       791,941      2,707,900
     Strong Mid Cap Growth                    749,214      2,589,844
     Vanguard VIF Small Company Growth        815,986          6,779
                                         ------------   ------------
         Total                           $ 33,462,896   $  6,707,511
                                         ============   ============

American Family Variable Account II
Notes to Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

3.   Financial Highlights


                                                        At December 31              For the Period Ended December 31
                                              -------------------------------------  ---------------------------------
                                                                                     Investment
                                                               Unit          Net      Income     Expense        Total
     Subaccount                                    Units       Value        Assets     Ratio      Ratio        Return
     Federated International Equity Fund II
         2004                                 1,086,945.628  $   8.85  $  9,624,495       -        1.15%          12.7%
         2003                                   493,861.319      7.85     3,877,953       -        1.15%          30.4%
         2002                                   206,722.964      6.02     1,245,231       -        1.15%         (23.7)%
         2001                                    57,761.189      7.89       455,643       -        1.15%(1)      (21.1)%
     Federated Quality Bond Fund II
         2004                                   774,387.798     11.91     9,221,006   3.25%        1.15%           2.5%
         2003                                   366,127.403     11.62     4,255,855   2.63%        1.15%           3.4%
         2002                                   179,377.389     11.24     2,015,421   2.32%        1.15%           8.1%
         2001                                    64,107.296     10.40       666,536       -        1.15%(1)        4.0%
     Fidelity VIP Money Market Portfolio
         2004                                   359,457.311      9.99     3,592,316   1.25%        1.15%             -%
         2003                                   138,504.709      9.99     1,383,405   0.82%(2)     1.15%(2)       (0.1)%
     Fidelity VIP Equity Income Portfolio
         2004                                   579,566.514     10.86     6,293,384   1.10%        1.15%          10.0%
         2003                                   337,348.402      9.87     3,331,217   1.14%        1.15%          28.5%
         2002                                   158,401.484      7.68     1,216,764   0.96%        1.15%         (18.1)%
         2001                                    54,780.404      9.38        51,376       -        1.15%(1)       (6.2)%
     Fidelity VIP Growth Portfolio
         2004                                   857,577.553      8.12     6,967,080   0.08%        1.15%           1.9%
         2003                                   295,387.359      7.97     2,353,941   0.08%        1.15%          31.1%
         2002                                   131,543.639      6.08       799,989   0.08%        1.15%         (31.1)%
         2001                                    38,011.625      8.83       335,464       -        1.15%(1)      (11.7)%
     Fidelity VIP Contrafund Portfolio
         2004                                   285,287.037     12.32     3,514,617   0.14%        1.15%          13.9%
         2003                                   132,396.594     10.82     1,432,693   0.22%        1.15%          26.7%
         2002                                    65,283.208      8.54       557,397   0.44%        1.15%         (10.6)%
         2001                                    23,099.313      9.55       220,690       -        1.15%(1)       (4.5)%
     Fidelity VIP Growth & Income Portfolio
        2004                                    782,936.373      9.85     7,715,251   0.49%        1.15%           4.2%
        2003                                    293,655.745      9.45     2,773,910   0.71%        1.15%          22.1%
        2002                                    130,151.157      7.74     1,007,378   0.74%        1.15%         (17.8)%
        2001                                     40,584.358      9.42       382,106      -         1.15%(1)       (5.8)%
     Fidelity VIP Mid Cap Portfolio
        2004                                    402,527.141     12.15     4,889,607   0.00%        1.15%(4)       21.5%
     SEI VP Prime Obligation Fund
        2003                                              -         -             -   0.87%(3)     1.15%(3)       (0.2)%
        2002                                     86,860.626     10.11       878,094   1.27%        1.15%           0.2%
        2001                                     17,059.181     10.09       172,145   2.12%(1)     1.15%(1)        0.9%
     Strong Opportunity Fund II
        2004                                              -         -             -      -         1.15%(5)       15.9%
        2003                                    174,873.975      9.24     1,615,586   0.10%        1.15%          35.5%
        2002                                     85,266.964      6.82       581,574   0.63%        1.15%         (27.7)%
        2001                                     25,772.037      9.43       242,966   1.44%(1)     1.15%(1)       (5.7)%

American Family Variable Account II
Notes to Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------


                                                                                     Investment
                                                               Unit          Net       Income    Expense       Total
     Subaccount                                    Units      Value        Assets       Ratio     Ratio       Return
                                              -------------  --------  ------------  ----------  -------     ---------
     Strong Mid Cap Growth Fund II
       2004                                               -  $      -  $          -           -    1.15%(5)       17.4%
       2003                                     231,455.933      6.57     1,520,281           -    1.15%          32.7%
       2002                                     110,548.534      4.95       547,232           -    1.15%         (38.3)%
       2001                                      30,081.931      8.02       241,181           -    1.15%(1)      (19.8)%
     Vanguard VIF Small Company
     Growth Portfolio
       2004                                      82,453.451     11.09       914,332           -    1.15%(4)       10.9%

/(1)/ The Sub-Account commenced operations on May 10, 2001, therefore the ratio is annualized.
/(2)/ The Sub-Account commenced operations on July 1, 2003, therefore the ratio is annualized.
/(3)/ The Sub-Account ceased operations on August 29, 2003, therefore the ratio is annualized.
/(4)/ The Sub-Account commenced operations on June 1, 2004, therefore the ratio is annualized.
/(5)/ The Sub-Account ceased operations on December 22, 2004, therefore the ratio is annualized.

American Family Variable Account II
Notes to Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

The following table is a listing of all expenses that may be charged to the Separate Account.

                                         When Charge
          Charge                         Is Deducted                Amount Deducted
----------------------------       ---------------------------     ------------------------------------------------
Mortality and expense charge       Assessed daily
                                   Monthly redemption of units      1/365 of 1.00% per day.

Administrative charge              Assessed daily
                                   Monthly redemption of units      1/365 of 0.15% per day.

Contract fee                       Annual redemption of units       $30 per year for policies with cash value
                                                                    accumulation less than or equal to $20,000.

Surrender charge                   Various redemption of units      Charge declines from 8% in year
                                                                    one to 1% in years eight and nine
                                                                    and is zero thereafter depending upon when
                                                                    premium is originally received.

Transfer fee                       Various redemption of units      No charge for the first 12 interfund transfers.

                                                                    $25 fee per transfer after the 12th transfer.

Part C

         Item 24.          Financial Statements and Exhibits

         (a)               Financial Statements
                           All required financial statements are included in
                  Part B of this Registration Statement.


         (b)               Exhibits
      (1)         Certified resolution of the Board of Directors of American
                  Family Life Insurance Company (the "Company") authorizing
                  establishment of American Family Variable Account II (the
                  "Variable Account")./1/
      (2)         Not applicable.
      (3)  (a)    Form of Distribution Agreement./2/
           (b)    Form of Registered Representative Agreement./2/
      (4)         Form of Contract for the Individual Flexible Premium Variable
                  Annuity./1/
      (5)         Form of Application for the Individual Flexible Premium
                  Variable Annuity./1/
      (6)  (a)    Articles of Incorporation of American Family Life Insurance
                  Company./1/
           (b)    By-Laws of American Family Life Insurance Company./1/
      (7)         Not applicable.
      (8)  (a)    Form of Participation Agreement between Variable Insurance
                  Products Fund, Variable Insurance Products Fund II,
                  Variable Insurance Products Fund III and American Family Life
                  Insurance Company,/2/
           (b)    Form of Participation Agreement between Federated Insurance
                  Series and American Family Life Insurance Company./2/
           (c)    Form of Participation Agreement between Strong Variable
                  Insurance Funds, Inc., Strong Opportunity Fund II, Inc. and
                  American Family Life Insurance Company. /2/
      (9)         Opinion and Consent of James F. Eldridge, Esq./3/
      (10) (a)    Consent of Sutherland Asbill & Brennan LLP./3/


           (b)    Consent of Independent Registered Public Accounting Firm./3/


           (c)    Consent of James F. Eldridge, Esq./3/
      (11)        No financial statements will be omitted from Item 23.
      (12)        Not applicable.
      (13)        Not applicable.
      (14)        Not applicable.
      (15)        Powers of Attorney./1/


        /1/Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-45592) filed September 12, 2000.

        /2/Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No.333-45592) filed on March 2, 2001.


        /3/ Filed herein.

Item 25. Directors and Officers of American Family Life Insurance Company



Name and Principal Business Address     Position and Office with Depositor
-----------------------------------     ----------------------------------
Harvey Randall Pierce                   Chairman of the Board, and C.E.O.
David Ralph Anderson                    Director, President C.O.O.
James Francis Eldridge                  Director, Executive Vice President,
                                        Secretary
John Brent Johnson                      Director, Executive Vice President,
                                        Treasurer
Daniel Raymond DeSalvo                  Director
Michael Jeffrey Bosco                   Director, Vice President
Jack Charles Salzwedel                  Director
Alan E. Meyer                           Director
Daniel Robert Schultz                   Vice President, Controller
Thomas Syme King                        Vice President
William Joseph Smith                    Assistant Treasurer
James Walter Behrens                    Assistant Secretary



Principal business address is: 6000 American Parkway, Madison, Wisconsin 53783.

Item 26. Perons Controlled By or Under Common Control With the Depositor or
                                   Registrant

                        AMERICAN FAMILY INSURANCE GROUP


                                 ------------------
                                      AFMIC
                                 ------------------

                  ---------------------------------------------------
                      AFS             AMFAM              AFBI
                  ---------------------------------------------------

-----------------------------------------------------------------------------
 AFLIC               ASICW             AFFS              AFIC       ASICO
-----------------------------------------------------------------------------

   100% of all outstanding voting securities of each subsidiary corporation is directly owned by its parent.

             AFMIC             -  AMERICAN FAMILY MUTUAL INSURANCE COMPANY
                                  Wisconsin mutual insurance corporation
                                  Incorporated 1927.

             AFS               -  AMERICAN FAMILY SECURITIES, LLC
                                  Wisconsin limited liability company
                                  Organized and acquired 2000.

             AMFAM             -  AMFAM, INC. (downstream holding company)
                                  Wisconsin business corporation
                                  Incorporated and acquired 1981.

             AFBI              -  AMERICAN FAMILY BROKERAGE, INC.
                                  Wisconsin business corporation
                                  Incorporated and acquired 1985.

             AFLIC             -  AMERICAN FAMILY LIFE INSURANCE COMPANY
                                  Wisconsin stock insurance corporation
                                  Incorporated and acquired 1957.

             ASICW             -  AMERICAN STANDARD INSURANCE COMPANY OF
                                  WISCONSIN
                                  Wisconsin stock insurance corporation
                                  Incorporated and acquired 1961.

             AFIC              -  AMERICAN FAMILY INSURANCE COMPANY
                                  Ohio stock insurance corporation
                                  Incorporated and acquired 1995.

             ASICO             -  AMERIAN STANDARD INSURANCE COMPANY OF OHIO
                                  Ohio stock insurance corporation
                                  Incorporated and acquired 1995.

             AFFS              -  AMERICAN FAMILY FINANCIAL SERVICES INC
                                  Wisconsin business corporation
                                  Incorporated and acquired 1969.

                                  Address of all affiliates:
                                  6000 American Parkway
                                  Madison, WI 53783-0001

         Item 27. Number of Contract owners



              As of March 31, 2005, there were 5,015 contract owners.



         Item 28. Indemnification

         Under its By-laws, American Family, to the full extent permitted by the Wisconsin Business Corporation Law, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director, officer or employee of American Family, as provided below.

         By-laws of American Family Life Insurance Company (as amended November
         ----------------------------------------------------------------------
11, 1987)
---------

         Article VII of American Family Life Insurance Company's By-laws provides, in part:

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer a the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not be limited to, judgments, court costs, and attorneys' fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director of Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director of Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.

         Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Item 29. Principal Underwriter

         (a) American Family Securities, LLC is the registrant's principal underwriter. It is also the principal underwriter for American Family Variable Account I.

         (b) Officers and Directors of American Family Securities, LLC, and their addresses, are as follows:


     Name and Principal Business Address*                   Positions and Officers with the Underwriter
     ------------------------------------                   -------------------------------------------
     James Francis. Eldridge                                Director
     Daniel Raymond DeSalvo                                 Director and President
     J. Brent Johnson                                       Director
     Daniel Robert Schultz                                  Treasurer & Vice President, Operations
     Christopher Spencer                                    Chief Compliance Officer & Vice President, Compliance
     James W. Behrens                                       Secretary
     Jeffrey E. Burke                                       Vice President, Marketing
     Don D. Alferman                                        Vice President, Sales
     Gerry W. Benusa                                        Vice President, Sales
     Rick L. LaVeer                                         Vice President, Sales
     Michael R. Duran                                       Vice President, Sales
     Richard M. Steffen                                     Vice President, Sales
     Michael Jeffrey Bosco                                  Vice President, Operations


     *All of the persons listed above have as their principal business address:
6000 American Parkway, Madison, Wisconsin  53783.



(c)(1)                             (2)                 (3)              (4)            (5)
Name of                            Net Underwriting
Principal                          Discounts and       Compensation     Brokerage
Underwriter                        Commissions         on Redemption    Commissions    Compensation
-----------                        -----------         -------------    -----------    ------------
American Family Securities, LLC    $914,511            None              N/A           N/A




         Item 30. Location of Books and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001 and by Alliance-One Services, Inc. at 201 Brookfield Pky., Greenville, South Carolina 29607.

         Item 31. Management Services

         All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.       Undertakings and Representations.

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as premium payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to American Family Life Insurance Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) American Family Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American Family Variable Account II, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this registration statement to be signed on its behalf, in the City of Madison, and the State of Wisconsin, on this 22nd day of April, 2005.




                                           AMERICAN FAMILY VARIABLE
                                           ACCOUNT II (Registrant)

Attest:   /s/ James W. Behrens             By:  /s/ Harvey Randall Pierce*
          ---------------------------           --------------------------
          James W. Behrens                      Harvey Randall Pierce
          Assistant Secretary                   Chairman of the Board and C.E.O.
          American Family Life                  American Family Life
            Insurance Company                     Insurance Company

                                           AMERICAN FAMILY LIFE
                                           INSURANCE COMPANY (Depositor)

          American Family Life             American Family Life
          Insurance Company                Insurance Company

Attest:   /s/ James W. Behrens             By:  /s/ Harvey Randall Pierce*
          -----------------------               --------------------------
          James W. Behrens                      Harvey Randall Pierce
          Assistant Secretary                   Chairman of the Board and C.E.O.
          American Family Life                  American Family Life
            Insurance Company                     Insurance Company

          As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                   Title                                    Date
---------                                   -----                                    ----
/s/ Harvey Randall Pierce*          Chairman of the Board, and C.E.O.                April 26, 2005.
-------------------------
Harvey Randall Pierce

/s/ David Ralph Anderson*           Director, President and C.O.O.                   April 26, 2005.
-------------------------
David Ralph Anderson

/s/ John Brent Johnson*             Director, Executive Vice                         April 26, 2005.
-----------------------
John Brent Johnson                  President, Treasurer

/s/ Daniel Robert Schultz*          Vice President, Controller                       April 26, 2005.
--------------------------
Daniel Robert Schultz

/s/James Francis Eldridge*          Director, Executive Vice                         April 26, 2005.
--------------------------
James Francis Eldridge              President, Corporate Legal; Secretary

/s/ Daniel Raymond DeSalvo*        Director                   April 26, 2005.
--------------------------
Daniel Raymond DeSalvo

/s/ Michael Jeffrey Bosco*         Vice President             April 26, 2005.
--------------------------         Director
Michael Jeffrey Bosco

/s/ Jack Charles Salzwedel*        Director                   April 26, 2005.
---------------------------
Jack Charles Salzwedel*

/s/ Alan E. Meyer*                 Director                   April 26, 2005.
-----------------------
Alan E. Meyer

/s/ James W. Behrens               On April 26, 2005, as Attorney-in-Fact
-----------------------
*By: James W. Behrens              pursuant to powers of attorney filed
                               herewith.

                                 EXHIBIT INDEX

(9)      Opinion and Consent of James F. Eldridge, Esq.
(10) (a) Consent of Sutherland Asbill + Brennan LLP
     (b) Consent of Independent Registered Public Accounting Firm
     (c) Consent of James F. Eldridge, Esq.